                                                  -----------------------------
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                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
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                                                  hours per response....... 5.0
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6352
                                  ---------------------------------------------

                             ING Series Fund, Inc.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

               7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

 The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-992-0180
                                                   ----------------------------

Date of fiscal year end: March 31
                        --------------------------
Date of reporting period: September 30, 2003
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

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SEMI-ANNUAL REPORT

SEMI-ANNUAL REPORT

SEPTEMBER 30, 2003
CLASSES A, B, C, I AND O

FIXED INCOME FUNDS

ING BOND FUND
ING GOVERNMENT FUND
ING AELTUS MONEY MARKET FUND

[GRAPHIC]

[ING FUNDS LOGO]

                                TABLE OF CONTENTS

President's Letter                                          1
Market Perspective                                          3
Portfolio Managers' Reports                                 4
Index Descriptions                                          9
Statements of Assets and Liabilities                       10
Statements of Operations                                   12
Statements of Changes in Net Assets                        13
Financial Highlights                                       16
Notes to Financial Statements                              23
Portfolios of Investments                                  33
Director and Officer Information                           42

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

                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]
JAMES M. HENNESSY

Dear Shareholder,

What a difference a half a year can make. When writing my last letter to our shareholders -- six months ago -- it was hard to escape the sense of anxiety that many investors everywhere were experiencing. Now, less than a year later, I believe there may be a renewed sense of optimism among investors -- cautious optimism, to be sure, but optimism nonetheless.

And I believe there are good, solid reasons for this improved outlook. For one, many key corporations have been reporting profits in recent months. Granted, the numbers are modest, but they have been noteworthy, consistent and credible because many of these same companies are employing stricter accounting standards following the Enron debacle. Going hand-in-hand with these upbeat figures are the improving price-to-earning ratios and improving valuations that many investors are now seeing.

The reasons for renewed confidence continue. A year ago, there was much uncertainty regarding the prospect of war. Now, much of that uncertainty is behind us. Although many questions remain about the U.S.'s future role in Iraq, the speed at which Baghdad fell was unprecedented and it brought a sense of calm to many investors and triggered a positive impact on equities markets, which reacted to the news with steady growth during the summer months. And while mortgage and treasury-related sectors may have suffered in the blossoming equity market, high-yield, floating-rate loan and convertible markets remain strong enough to attract investors still squeamish about stocks.

This renewed confidence has been tempered, however, by recent events and news stories concerning mutual fund trading practices, including after-hours trading and market timing. I want to clearly state that ING Funds does not condone the illegal practice of after-hours trading. In addition, it has been our long-standing policy to discourage inappropriate market timing in our funds.

In fact, over the years, ING Funds has taken a variety of steps to address inappropriate fund trading activity. We were among the first fund groups to employ innovative techniques such as making extensive use of fair-value pricing for foreign securities.

ING Funds believes that mutual funds are an important vehicle for individual investors, because mutual funds provide the opportunity for investment in professionally managed and monitored, diversified portfolios. As such, we consider the fair treatment of committed investors to be of the utmost importance. We continue to look for effective strategies to address fund trading issues. We hope that the increased attention this issue is now receiving will make it easier for the industry to effectively address inappropriate fund trading in the future.

On behalf of everyone at ING Funds, thank you for your continued support. We look forward to helping you meet your investment goals in the future.

Sincerely,


/s/ James M. Hennessy

James M. Hennessy
President
ING Funds
November 15, 2003

                                        1
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

                         MARKET PERSPECTIVE: SIX MONTHS ENDED SEPTEMBER 30, 2003

This was a remarkable six months for the world's financial markets. The quick end to major conflict in Iraq meant that risk premia(1) could and did decline across all major asset classes. Equities and the riskier sectors of the fixed income markets soared. The less risky parts of the bond market went on a wild ride and ended up not very far from where they started.

In the FIXED INCOME MARKETS, post-war relief predictably reduced the risk premia in high yield bonds. They are, after all, high yield because there is greater chance that investors won't get some or all of their principal back. A more stable business environment reduces that risk. The Credit Suisse First Boston
(CSFB) High Yield Bond Index gained 13.1% during the six months ended September 30th. Less risky bonds did not perform as well. The Lehman Brothers U.S. Credit Index, measuring returns on investment grade bonds, rose by 4.7%, while as a whole government bonds were hard pressed to return their coupons. The Lehman Brothers Government Bond Index rose just 1.7%. This, however, conceals the tumult in high-grade bond markets during the period, when almost stock-like volatility was seen. Much of this can be attributed to the Federal Reserve Board's Federal Open Market Committee ("FOMC" or the "Fed") Chairman Alan Greenspan. In May, he moved markets by saying that the risk of deflation was small but that the Federal Reserve might even buy bonds to forestall it, and that a second half recovery was expected. This sent Treasury yields to decades-long low levels, even as stocks continued their advance. The ten-year Treasury yield had started April at 3.82%. It sank to 3.10% on June 13th. Bond yields had already come off their low points when the FOMC disappointed markets on June 25th by reducing the Fed Funds rate by only 1/4%. But, in mid-July, when Greenspan appeared to downplay the likelihood that the FOMC would buy bonds after all and presented a sanguine view of the economy, bond yields started to soar. Bond markets stabilized in August as it became clear that the slump of the previous month had been overdone. The ten-year Treasury yield peaked at 4.60%. Then in September, as new doubts emerged about the strength of the U.S. recovery, and supported by massive Treasury purchases from abroad, bonds recovered most of what they had lost. By the end of the period, stressed investors in the ten-year Treasury could reflect that for all that volatility, the yield on September 30th was 3.94%; just 12 basis points above the rate on March 31st. And, if they sought a quieter life in Treasury Bills, the price of the three-month T-Bill at September 30th was the not-so-princely yield of 0.94% per annum.

World EQUITY MARKETS had their best six months in years. Global equities, as measured by the Morgan Stanley Capital International (MSCI) World Index, jumped 22.7%. In the U.S., the Standard & Poors (S&P) 500 Index rose 18.5%. In tune with the theme of shrinking risk premia, small cap stocks did much better than mid cap stocks which in turn substantially outperformed large cap stocks. To justify this there were increasingly encouraging signs. Second quarter Gross Domestic Product (GDP) growth estimates were revised up to 3.3%, within which corporate profits from current production rose 14.3% from the same quarter in 2002. Spending on equipment and software, a proxy for business investment, rose by 8.3% (quarter over quarter at an annualized rate). Productivity growth was estimated at the remarkable rate of 6.8%. And yet where were the jobs? The September unemployment report showed another 93,000 decline in payrolls. The nagging concern is that while growth, strong productivity and expanding profit margins are eminently desirable, without jobs growth the recovery must surely fade as consumers' incomes cannot rise fast enough to sustain it and those who have a job feel less secure and confident about spending.

In CURRENCIES, the euro and the yen advanced to levels against the dollar not seen in years, as the belief took hold that the U.S.'s burgeoning trade and budget deficits, both approaching 5% of GDP, were unsustainable.

----------
(1) Risk premium (plural - "premia") is the expected additional return required by investors for securities that are perceived to be riskier than safer investments.

                 See accompanying index descriptions on page 9.

ING BOND FUND                                         Portfolio Managers' Report

PORTFOLIO MANAGEMENT: A team of the Sub-Adviser's investment professionals led by James B. Kaufmann, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING Bond Fund (the "Fund") seeks to provide as high a level of total return as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

PERFORMANCE: For the six months ended September 30, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of 2.84% versus 2.35% for the Lehman Brothers Aggregate Bond Index.

PORTFOLIO SPECIFICS: Our investment process seeks to outperform the Lehman Brothers Aggregate Bond Index by emphasizing bond categories we believe are attractive in terms of relative value and by selecting specific bonds that we believe are the best opportunities in each category. Over the six-month period, we tended to favor bonds issued by corporations, for example industrial, financial and utility bonds, and also bonds supported by pools of mortgages on real estate of various kinds.

From March 31, 2003 through September 30, 2003 the bond market produced positive returns each month except June and July. The Fund generated its best return compared to the Index in April, primarily because corporate bonds were the best performing category, the Fund had an above-benchmark allocation to them, and the bonds we owned produced better returns than the average for the corporate bond sector.

After reaching forty-five year lows early in June, bond yields abruptly reversed direction and climbed over 100 basis points (based on the ten-year U.S. Treasury note), leaving July with the worst monthly decline in bond market values in several years.

In fact, July witnessed one of the worst bond routs in memory, and it was the only month in which the Fund did not outperform the Index. Hedging in the mortgage market, confusing announcements from the Fed, and positive economic releases together motivated investors to sell bonds and invest elsewhere. Our process seldom leads us to make major adjustments based on the outlook for interest rates. Accordingly, the Fund's modest underperformance in July, when rates climbed sharply, was solely due to the Fund's positioning in sectors and securities, and not a consequence of any attempt to forecast rates.

In the third calendar quarter overall, lower-risk issues lagged behind as buyers scrambled to add yield and became more comfortable with the macro economic outlook. The bond groups we follow closely included, Agency bonds which, following a summer full of negative headlines, posted a -0.35% return relative to similar U.S. Treasuries, and mortgage-backed securities which sagged as well, -1.19% during the quarter. On the other hand, credit-sensitive bonds had positive excess returns, as risk aversion seemed to diminish. Industrials posted 0.89%, financials posted 0.68%, and, despite a massive power blackout in the northeast and mid-west, utilities were up 0.38% (all compared to similar U.S. Treasuries).

In general, the Fund benefited from a modest overweight to credit sensitive bonds -- especially lower rated issues. In particular, our investment in high yield bonds (issued by corporations judged to have relatively high credit risk) and emerging market debt (bonds issued in developing market countries) produced strong returns. Both sectors' returns are well into double digits calendar year-to-date, and enhanced the Fund's performance over the entire reporting period. Some deft trading in mortgage-backed securities and Agency bonds also added value.

MARKET OUTLOOK: We believe that tax cuts, reduced corporate borrowing costs, and negative real short rates are pushing the economy forward. Most domestic economic measures appear to be improving with the exception of unemployment, and near-term prospects for inflationary problems remain muted. In our view, the outlook going forward is compelling, especially with the consumer so willing to spend. The twin deficits -- federal and current account -- will remain challenges; and we are not optimistic on the dollar. Tactically, we are overweight home and commercial mortgage-backed bonds, asset-backed securities, and longer-dated corporate bonds, as well as high yield and emerging market debt.

Portfolio Managers' Report                                         ING BOND FUND

                                                AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2003
                                   -----------------------------------------------------------------------------------------------
                                                                SINCE INCEPTION  SINCE INCEPTION  SINCE INCEPTION  SINCE INCEPTION
                                                                  OF CLASS A       OF CLASS B       OF CLASS C       OF CLASS O
                                   1 YEAR    5 YEAR   10 YEAR     04/15/1994       03/01/1999       06/30/1998       08/01/2001
                                   ------    ------   -------   ---------------  ---------------  ---------------  ---------------
Including Sales Charge:
   Class A(1)                        1.58%     5.07%     --           5.97%              --              --               --
   Class B(2)                        0.78%       --      --             --             5.45%             --               --
   Class C(3)                        4.80%     5.28%     --             --               --            5.52%              --
   Class I                           7.01%     6.35%   6.31%            --               --              --               --
   Class O                           6.65%       --      --             --               --              --             6.98%
Excluding Sales Charge:
   Class A                           6.65%     6.10%     --           6.52%              --              --               --
   Class B                           5.78%       --      --             --             5.80%             --               --
   Class C                           5.80%     5.28%     --             --               --            5.52%              --
   Class I                           7.01%     6.35%   6.31%            --               --              --               --
   Class O                           6.65%       --      --             --               --              --             6.98%
Lehman Brothers Aggregate
   Bond Index                        5.41%     6.63%   6.92%          7.62%(4)         7.42%           7.14%(5)         7.57%

The table above illustrates the total return of ING Bond Fund against the Lehman Brothers Aggregate Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 04/01/94.

(5)  Since inception performance for index is shown from 07/01/98.

PRINCIPAL RISK FACTOR(S): The principal risks of investing in the Fund are those generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates. For all bonds there is a risk that the issuer will default. High-yield bonds generally are more susceptible to the risk of default than higher rated bonds. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 9.

ING GOVERNMENT FUND                                   Portfolio Managers' Report

PORTFOLIO MANAGEMENT: Managed by a team of fixed income specialists led by James
B. Kauffmann, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING Government Fund (the "Fund") seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. Government agency or organization and are not direct obligations of the U.S. Government.

PERFORMANCE: For the six months ended September 30, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of 1.22% versus 1.55% for the Lehman Brothers Intermediate Government Bond Index.

PORTFOLIO SPECIFICS: Over the six month reporting period, returns on U.S. Government securities and on the Fund trended upward, but the trend was interrupted in June and July when interest rates spiked up sharply as part of the dramatic sell-off in the bond market precipitated by confusing pronouncements from the Federal Reserve Board. Hedging by investors in mortgage-backed securities also aggravated the situation in late June and early July, and in fact, was a hallmark of the volatile rate environment over the entire six months. Interest rate anticipation and actual rate changes are the dominant influence over the performance of the Fund because it is comprised primarily of U.S. Government securities that have no credit risk and therefore no other fundamental characteristics to insulate returns from sensitivity to interest rate changes. Accordingly, interest rate sensitivity and yield curve positioning were the primary determinants of the Fund's relative performance over the last half-year. The Fund's interest rate sensitivity has generally been slightly lower than that of the index.

The second important strategy utilized in the Fund's management is the opportunistic investment in mortgage-backed securities (MBS) backed by pools of home mortgages. The MBS investments are substituted for a portion of the U.S. Treasury and/or Agency bonds based on analysis of the relative value available in that sector compared to the other alternatives. During the reporting period the Fund owned mortgage-backed securities issued by agencies of the government which have the highest (aaa) credit rating. The Fund's positioning in MBS varied from a low of 3% in June to a high of 16% as of September 30, 2003. The allocation to mortgage-backed securities detracted slightly from relative performance over the period, as the MBS sector posted slightly negative returns relative to similar maturity U.S. Treasuries, especially in the month of July. Nevertheless, the managers believe that mortgage-backed bonds offer good value from time to time, and expect to continue this practice as opportunities are presented by changing market conditions.

The Fund's sector positioning relative to the index as of September 30, 2003 included an underweight position in U.S. Treasuries, neutral positioning in agency bonds, with the below-benchmark position in Treasuries filled out with mortgage-backed securities that are not included in the Index.

MARKET OUTLOOK: We believe that tax cuts, reduced corporate borrowing costs, and negative real short rates are pushing the economy out of its languor: most domestic economic measures appear to be improving with the exception of unemployment. The threat of inflationary problems remains muted, productivity is gaining, labor costs are contained, and pricing power is still transitory. In our view, the outlook for a stronger fourth calendar quarter is compelling especially with the consumer so willing to spend. The twin deficits -- federal and current account -- remain challenges; and we are not optimistic on the dollar. Given improving global economic fundamentals, the Fund is slightly shorter than the benchmark in terms of sensitivity to interest rate changes.

Portfolio Managers' Report                                   ING GOVERNMENT FUND

                                             AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2003
                                   -------------------------------------------------------------------------------------
                                                      SINCE INCEPTION  SINCE INCEPTION  SINCE INCEPTION  SINCE INCEPTION
                                                        OF CLASS A       OF CLASS B       OF CLASS C       OF CLASS O
                                   1 YEAR    5 YEAR     04/15/1994       03/01/1999       06/30/1998       01/04/1994
                                   ------    ------   ---------------  ---------------  ---------------  ---------------
Including Sales Charge:
   Class A(1)                       -2.51%    4.30%         5.63%              --              --               --
   Class B(2)                       -3.48%      --            --             4.82%             --               --
   Class C(3)                        0.67%    4.54%           --               --            4.97%              --
   Class I                           2.51%    5.57%           --               --              --             6.16%
Excluding Sales Charge:
   Class A                           2.35%    5.32%         6.17%              --              --               --
   Class B                           1.48%      --            --             5.19%             --               --
   Class C                           1.67%    4.54%           --               --            4.97%              --
   Class I                           2.51%    5.57%           --               --              --             6.16%
Lehman Brothers Intermediate
   Government Bond Index             3.49%    6.28%         6.89%(4)         7.03%           6.89%(5)         6.51%(6)

The table above illustrates the total return of ING Government Fund against the Lehman Brothers Intermediate Government Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 04/01/1994.

(5)  Since inception performance for index is shown from 07/01/1998.

(6)  Since inception performance for index is shown from 01/01/1994.

PRINCIPAL RISK FACTOR(S): Debt securities in which the Fund may invest face market and other risks, and their values may go up or down, sometimes rapidly and unpredictably. The value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall. Slower than expected principal repayment on a mortgage-backed security may extend the security's life and lock in below market interest rates. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. The Fund may experience a high portfolio turnover rate, which may have an adverse impact on performance.

                 See accompanying index descriptions on page 9.

ING AELTUS MONEY MARKET FUND                          Portfolio Managers' Report

PORTFOLIO MANAGEMENT: A team of the Sub-Adviser's money market investment specialists led by Jennifer J. Thompson, CFA, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING Aeltus Money Market Fund (the "Fund") seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high quality money market instruments.

PORTFOLIO SPECIFICS: The period covered by this report was volatile for the fixed income markets. After the end of major fighting in Iraq, market participants began focusing on the economy. Concerns about a weakened economy, falling inflation and the potential consequences of deflation caused a significant rally in U.S. Treasury bonds. The Federal Reserve Board's Federal Open Market Committee ("FOMC" or the "Fed") provided stimulus by lowering its Federal Funds ("Fed Funds") target rate to 1.0% from 1.25% in June. Stable economic fundamentals and technical factors in the marketplace caused a subsequent and significant sell-off in the Treasury market. By the end of the period, concerns about the lack of follow-through and ongoing weakness in the labor markets prevailed causing Treasury bonds to rally back to where they began the semi-annual period.

In the short-end of the market (securities maturing in 13 months or less), the London-Inter-Bank Offered Rate ("LIBOR") yield curve from one-month to twelve-months was flat or inverted until the Fed lowered rates in June. It then began to steepen in conjunction with the Treasury market sell-off as investors became more optimistic about the economy's outlook. Finally, as the labor markets remained subdued, the yield curve flattened leaving the spread between one-month LIBOR and 12-month LIBOR at 18 basis points, down from an August high of 38 basis points.

With this market backdrop, the Fund utilized a barbell strategy, whereby maturities of the securities in the portfolio were concentrated at the two extremes of the suitable maturity range. When the yield curve was flat or inverted, purchases were kept short in the one-month to three-month area. In addition, the Fund increased its purchase of floating rate notes. However, prior to the Fed ease in June and as the yield curve steepened when 12-month rates increased in July and August, the Fund purchased long paper to take advantage of the higher rates. At the semi-annual period end, the Fund's weighted average maturity was generally longer than competitors.

MARKET OUTLOOK: Going forward, we expect the Fed to leave its Fed Funds target rate unchanged until the labor markets show clear and continued signs of improvement. Additionally, we believe that LIBOR rates will fluctuate within a very narrow range until market participants can better ascertain the point at which the Fed will raise rates.

The Fund will continue to use a barbell strategy and attempt to buy long paper when LIBOR rates are at the top-end of their trading range. Otherwise, purchases will be limited primarily to floating rate notes or securities maturing in the one-month to three-month time frame. The average maturity is expected to remain longer than competitors but may fluctuate based upon the level of interest rates.

PRINCIPAL RISK FACTOR(S): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Fund holdings are subject to change daily.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

                               INDEX DESCRIPTIONS

THE CREDIT SUISSE FIRST BOSTON HIGH YIELD BOND INDEX serves as a benchmark to evaluate the performance of low quality bonds. Low quality is defined as those bonds in the range from BBB to CCC and defaults.

The LEHMAN BROTHERS AGGREGATE BOND INDEX is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

The LEHMAN BROTHERS GOVERNMENT BOND INDEX is and index made up of the Treasury Bond Index and the Agency Bond Index as well as the 1-3 Year Government Index and the 20+ Year Treasury Index.

The LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX is an unmanaged Index that includes those bonds found in the Lehman Brothers Government Bond Index that have a maturity of one to 9.99 years.

The LEHMAN BROTHERS U.S. CREDIT INDEX includes investment grade bonds issued by corporations and non-corporate entities.

The MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

The STANDARD & POORS 500 INDEX is an unmanaged index that measures the performance of securities of approximately 500 large capitalization companies whose securities are traded on major U.S. stock markets.


                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

    STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2003 (Unaudited)

                                                                                                    ING
                                                                ING               ING             AELTUS
                                                               BOND           GOVERNMENT       MONEY MARKET
                                                               FUND              FUND              FUND
                                                          ---------------   ---------------   ---------------
ASSETS:
Investments in securities at value*                       $   139,360,412   $    74,718,920   $            --
Short-term investments at amortized cost                       29,838,949         3,929,000       290,476,387
Cash                                                               29,255         1,784,850            10,571
Receivables:
    Investment securities sold                                 21,340,935            17,335                --
    Fund shares sold                                               16,249            35,236                --
    Interest                                                    1,049,273           658,494           752,298
Other investments                                              26,870,212        10,849,607                --
Prepaid expenses                                                   31,663            29,597            32,531
Reimbursement due from manager                                     19,687                --                --
                                                          ---------------   ---------------   ---------------
       Total assets                                           218,556,635        92,023,039       291,271,787
                                                          ---------------   ---------------   ---------------

LIABILITIES:
Payable for investment securities purchased                    47,188,160                --         2,900,000
Payable for fund shares redeemed                                    1,377            61,833            49,319
Payable upon return of securities loaned                       26,870,212        10,849,607                --
Payable to affiliates                                              94,024            66,739           116,796
Payable for director fees                                             728             1,119             4,239
Other accrued expenses and liabilities                            103,506            38,144           396,672
                                                          ---------------   ---------------   ---------------
       Total liabilities                                       74,258,007        11,017,442         3,467,026
                                                          ---------------   ---------------   ---------------
NET ASSETS                                                $   144,298,628   $    81,005,597   $   287,804,761
                                                          ===============   ===============   ===============

NET ASSETS WERE COMPRISED OF:
Paid-in capital                                           $   137,203,834   $    78,294,982   $   288,801,795
Undistributed net investment income                               276,809            65,430           117,915
Accumulated net realized gain (loss) on investments,
  foreign currencies, swaps and futures                         3,881,467           705,515        (1,114,949)
Net unrealized appreciation of investments,
  foreign currencies, swaps and futures                         2,936,518         1,939,670                --
                                                          ---------------   ---------------   ---------------
NET ASSETS                                                $   144,298,628   $    81,005,597   $   287,804,761
                                                          ===============   ===============   ===============
 * Cost of securities                                     $   136,423,894   $    72,779,250   $            --

                 See Accompanying Notes to Financial Statements

     STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2003 (Unaudited)
                                  (Continued)

                                                                                                            ING
                                                                ING                   ING                  AELTUS
                                                               BOND                GOVERNMENT           MONEY MARKET
                                                               FUND                   FUND                  FUND
                                                          ----------------      ----------------      ----------------
CLASS A:
Net Assets                                                $     86,862,722      $     56,673,646      $    159,853,458
Shares authorized                                              100,000,000           100,000,000         1,000,000,000
Par value                                                 $          0.001      $          0.001      $          0.001
Shares outstanding                                               7,952,573             5,277,784           160,273,938
Net asset value and redemption price per share            $          10.92      $          10.74      $           1.00
Maximum offering price per share                          $          11.46(1)   $          11.28(1)   $           1.00

CLASS B:
Net Assets                                                $      4,331,797      $      3,673,978      $      5,143,935
Shares authorized                                              100,000,000           100,000,000         1,000,000,000
Par value                                                 $          0.001      $          0.001      $          0.001
Shares outstanding                                                 397,634               342,085             5,144,741
Net asset value and redemption price per share(2)         $          10.89      $          10.74      $           1.00
Maximum offering price per share                          $          10.89      $          10.74      $           1.00

CLASS C:
Net Assets                                                $      2,891,032      $      1,257,632      $      7,284,601
Shares authorized                                              100,000,000           100,000,000         1,000,000,000
Par value                                                 $          0.001      $          0.001      $          0.001
Shares outstanding                                                 265,719               117,079             7,308,379
Net asset value and redemption price per share(2)         $          10.88      $          10.74      $           1.00
Maximum offering price per share                          $          10.88      $          10.74      $           1.00

CLASS I:
Net Assets                                                $     37,064,539      $     19,400,341      $    115,522,767
Shares authorized                                              100,000,000           100,000,000         1,000,000,000
Par value                                                 $          0.001      $          0.001      $          0.001
Shares outstanding                                               3,392,363             1,804,213           116,070,510
Net asset value and redemption price per share            $          10.93      $          10.75      $           1.00
Maximum offering price per share                          $          10.93      $          10.75      $           1.00

CLASS O:
Net Assets                                                $     13,148,538                   n/a                   n/a
Shares authorized                                              100,000,000                   n/a                   n/a
Par value                                                 $          0.001                   n/a                   n/a
Shares outstanding                                               1,204,033                   n/a                   n/a
Net asset value and redemption price per share            $          10.92                   n/a                   n/a
Maximum offering price per share                          $          10.92                   n/a                   n/a

----------
(1) Maximum offering price (4.75%) is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended September 30, 2003 (Unaudited)

                                                                                                      ING
                                                                 ING                ING           AELTUS MONEY
                                                                BOND            GOVERNMENT           MARKET
                                                                FUND               FUND               FUND
                                                           ---------------    ---------------    ---------------
INVESTMENT INCOME:
Dividends                                                  $         1,954    $        42,788    $            --
Interest                                                         3,071,324          1,319,977          1,920,271
Securities lending income                                            4,941              1,085                 --
                                                           ---------------    ---------------    ---------------
    Total investment income                                      3,078,219          1,363,850          1,920,271
                                                           ---------------    ---------------    ---------------

EXPENSES:
Investment management fees                                         371,474            214,443            621,787
Distribution and service fees:
    Class A                                                        112,436             80,762                 --
    Class B                                                         20,318             18,412             27,509
    Class C                                                         13,190              6,941                 --
    Class O                                                         16,300                 --                 --
Transfer agent fees                                                 79,391             23,508            228,782
Administrative service fees                                         59,437             34,311            124,358
Shareholder reporting expense                                       34,087             12,037             57,187
Registration fees                                                   28,961             20,195             26,620
Professional fees                                                   16,208             14,160             22,844
Custody and accounting expense                                      41,784             12,529             42,926
Director fees                                                        2,228              1,354              8,198
Insurance expense                                                    1,351                297              4,359
Miscellaneous expense                                                3,917              1,656              7,428
                                                           ---------------    ---------------    ---------------
    Total expenses                                                 801,082            440,605          1,171,998
                                                           ---------------    ---------------    ---------------
Less:
    Net waived and reimbursed fees                                  81,079             31,253             17,754
                                                           ---------------    ---------------    ---------------
    Net expenses                                                   720,003            409,352          1,154,244
                                                           ---------------    ---------------    ---------------
Net investment income                                            2,358,216            954,498            766,027
                                                           ---------------    ---------------    ---------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS, FUTURES, SWAPS AND
  FOREIGN CURRENCIES:
Net realized gain (loss) on:
    Investments                                                  1,066,297            427,052                (37)
    Futures and swap contracts                                     (87,525)            31,734                 --
    Foreign currencies                                               6,359                468                 --
                                                           ---------------    ---------------    ---------------
        Net realized gain (loss)                                   985,131            459,254                (37)
                                                           ---------------    ---------------    ---------------
Net change in unrealized appreciation (depreciation) on:
    Investments                                                    782,926           (429,723)                --
    Futures and swap contracts                                    (271,574)                --                 --
    Foreign currencies                                                 176                 --                 --
                                                           ---------------    ---------------    ---------------
        Net change in unrealized
          appreciation (depreciation)                              511,528           (429,723)                --
                                                           ---------------    ---------------    ---------------
Net realized and unrealized gain (loss) on
  investments, futures, swaps and foreign currencies             1,496,659             29,531                (37)
                                                           ---------------    ---------------    ---------------
INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                               $     3,854,875    $       984,029    $       765,990
                                                           ===============    ===============    ===============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                                   ING BOND FUND
                                                                         ----------------------------------
                                                                            SIX MONTHS           YEAR
                                                                              ENDED              ENDED
                                                                           SEPTEMBER 30,        MARCH 31,
                                                                              2003               2003
                                                                         ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                    $     2,358,216    $     3,916,955
Net realized gain on investments, futures, swaps and
  foreign currencies                                                             985,131          4,228,676
Net change in unrealized appreciation of investments,
  futures, swaps and foreign currencies                                          511,528          3,778,279
                                                                         ---------------    ---------------
  Net increase in net assets resulting from operations                         3,854,875         11,923,910
                                                                         ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                                   (1,845,158)        (2,240,850)
    Class B                                                                      (73,110)           (52,595)
    Class C                                                                      (49,139)           (40,478)
    Class I                                                                     (852,033)        (1,272,656)
    Class O                                                                     (276,413)          (161,066)
Net realized gain from investments:
    Class A                                                                           --           (418,890)
    Class B                                                                           --            (13,347)
    Class C                                                                           --            (10,449)
    Class I                                                                           --           (216,175)
    Class O                                                                           --            (29,934)
                                                                         ---------------    ---------------
Total distributions                                                           (3,095,853)        (4,456,440)
                                                                         ---------------    ---------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              55,942,445        152,992,312
Dividends reinvested                                                           2,514,699          4,117,253
                                                                         ---------------    ---------------
                                                                              58,457,144        157,109,565
Cost of shares redeemed                                                      (58,000,776)      (113,489,711)
                                                                         ---------------    ---------------
Net increase in net asset resulting from capital share transactions              456,368         43,619,854
                                                                         ---------------    ---------------
Net increase in net assets                                                     1,215,390         51,087,324

NET ASSETS:
Net assets, beginning of period                                              143,083,238         91,995,914
                                                                         ---------------    ---------------
Net assets, end of period                                                $   144,298,628    $   143,083,238
                                                                         ===============    ===============
Undistributed net investment income                                      $       276,809    $     1,014,446
                                                                         ===============    ===============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                             ING GOVERNMENT FUND
                                                                      ----------------------------------
                                                                        SIX MONTHS            YEAR
                                                                           ENDED              ENDED
                                                                       SEPTEMBER 30,        MARCH 31,
                                                                           2003               2003
                                                                      ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                 $       954,498    $     1,808,089
Net realized gain on investments, futures and foreign currencies              459,254            931,851
Net change in unrealized appreciation (depreciation) of investments,
  futures and foreign currencies                                             (429,723)         2,541,579
                                                                      ---------------    ---------------
  Net increase in net assets resulting from operations                        984,029          5,281,519
                                                                      ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                                  (667,072)        (1,199,364)
    Class B                                                                   (31,736)           (53,366)
    Class C                                                                   (11,895)           (30,804)
    Class I                                                                  (241,854)          (527,019)
Net realized gain from investments:
    Class A                                                                        --           (388,235)
    Class B                                                                        --            (24,683)
    Class C                                                                        --            (14,329)
    Class I                                                                        --           (129,824)
                                                                      ---------------    ---------------
Total distributions                                                          (952,557)        (2,367,624)
                                                                      ---------------    ---------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                           25,327,142         83,269,366
Dividends reinvested                                                          775,914          2,250,061
                                                                      ---------------    ---------------
                                                                           26,103,056         85,519,427
Cost of shares redeemed                                                   (33,726,231)       (42,705,840)
                                                                      ---------------    ---------------
Net increase (decrease) in net asset resulting from capital share
  transactions                                                             (7,623,175)        42,813,587
                                                                      ---------------    ---------------
Net increase (decrease) in net assets                                      (7,591,703)        45,727,482

NET ASSETS:
Net assets, beginning of period                                            88,597,300         42,869,818
                                                                      ---------------    ---------------
Net assets, end of period                                             $    81,005,597    $    88,597,300
                                                                      ===============    ===============
Undistributed net investment income                                   $        65,430    $        63,489
                                                                      ===============    ===============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                         ING AELTUS MONEY MARKET FUND
                                                                      ----------------------------------
                                                                        SIX MONTHS            YEAR
                                                                           ENDED              ENDED
                                                                       SEPTEMBER 30,        MARCH 31,
                                                                           2003               2003
                                                                      ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                 $       766,027    $     4,199,892
Net realized gain (loss) on investments                                           (37)             9,196
                                                                      ---------------    ---------------
  Net increase in net assets resulting from operations                        765,990          4,209,088
                                                                      ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                                  (418,674)        (2,057,320)
    Class B                                                                    (4,008)            (9,575)
    Class C                                                                   (19,632)          (102,929)
    Class I                                                                  (323,713)        (1,974,761)
                                                                      ---------------    ---------------
Total distributions                                                          (766,027)        (4,144,585)
                                                                      ---------------    ---------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                          141,831,416        308,539,541
Dividends reinvested                                                          737,436          4,034,031
                                                                      ---------------    ---------------
                                                                          142,568,852        312,573,572
Cost of shares redeemed                                                  (188,863,041)      (404,493,953)
                                                                      ---------------    ---------------
Net decrease in net asset resulting from capital share transactions       (46,294,189)       (91,920,381)
                                                                      ---------------    ---------------
Net decrease in net assets                                                (46,294,226)       (91,855,878)

NET ASSETS:
Net assets, beginning of period                                           334,098,987        425,954,865
                                                                      ---------------    ---------------
Net assets, end of period                                             $   287,804,761    $   334,098,987
                                                                      ===============    ===============
Undistributed net investment income                                   $       117,915    $       117,915
                                                                      ===============    ===============

                 See Accompanying Notes to Financial Statements

ING BOND FUND (UNAUDITED)                                   FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       CLASS A
                                                ---------------------------------------------------------------------------------
                                                 SIX MONTHS       YEAR      FIVE MONTHS
                                                    ENDED         ENDED        ENDED               YEAR ENDED OCTOBER 31,
                                                SEPTEMBER 30,   MARCH 31,    MARCH 31,     --------------------------------------
                                                    2003          2003      2002(1)(2)      2001      2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $       10.84       10.14         10.75       9.93      9.98      10.37     10.22
 Income from investment operations:
 Net investment income                          $        0.17*       0.33          0.15       0.50      0.55       0.54*     0.57*
 Net realized and unrealized gain (loss)
   on investments                               $        0.13        0.75         (0.35)      0.84     (0.10)     (0.39)     0.15
 Total from investment operations               $        0.30        1.08         (0.20)      1.34      0.45       0.15      0.72
 Less distributions from:
 Net investment income                          $        0.22        0.32          0.19       0.52      0.50       0.54      0.57
 Net realized gain on investments               $          --        0.06          0.22         --        --         --        --
 Total distributions                            $        0.22        0.38          0.41       0.52      0.50       0.54      0.57
 Net asset value, end of period                 $       10.92       10.84         10.14      10.75      9.93       9.98     10.37
 TOTAL RETURN(3)                                %        2.84       10.79         (1.87)     13.84      4.62       1.43      7.27

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $      86,863      89,063        54,392     48,947    19,808     11,963     1,890
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5) %        1.00        1.00          1.00       1.00      1.00       1.00      1.05
 Gross expenses prior to expense
   reimbursement(4)                             %        1.11        1.12          1.09       1.07      1.09       1.18      1.27
 Net investment income after expense
   reimbursement(4)(5)                          %        3.15        3.23          3.47       4.84      5.75       5.27      5.49
 Portfolio turnover rate                        %         298         627+           51        235       362        174        77

                                                                                       CLASS B
                                                -------------------------------------------------------------------------------
                                                 SIX MONTHS       YEAR      FIVE MONTHS                               MARCH 1,
                                                    ENDED        ENDED         ENDED      YEAR ENDED OCTOBER 31,    1999(6) TO
                                                SEPTEMBER 30,   MARCH 31,    MARCH 31,    ----------------------    OCTOBER 31,
                                                    2003          2003      2002(1)(2)       2001        2000         1999
                                                -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $       10.82       10.12         10.74         9.92        9.98          10.29
 Income from investment operations:
 Net investment income                          $        0.14*       0.24          0.11         0.43        0.47           0.31*
 Net realized and unrealized gain (loss)
   on investments                               $        0.11        0.77         (0.35)        0.84       (0.11)         (0.32)
 Total from investment operations               $        0.25        1.01         (0.24)        1.27        0.36          (0.01)
 Less distributions from:
 Net investment income                          $        0.18        0.25          0.16         0.45        0.42           0.30
 Net realized gain on investments               $          --        0.06          0.22           --          --             --
 Total distributions                            $        0.18        0.31          0.38         0.45        0.42           0.30
 Net asset value, end of period                 $       10.89       10.82         10.12        10.74        9.92           9.98
 TOTAL RETURN(3)                                %        2.38       10.02         (2.25)       13.07        3.76          (0.11)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $       4,332       3,401           985          806         345            195
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5) %        1.75        1.75          1.75         1.75        1.75           1.75
 Gross expenses prior to expense
   reimbursement(4)                             %        1.86        1.87          1.84         1.82        1.84           1.93
 Net investment income after expense
   reimbursement(4)(5)                          %        2.40        2.37          2.72         4.09        5.00           4.52
 Portfolio turnover rate                        %         298         627+           51          235         362            174

(1)  The Fund changed its fiscal year-end from October 31 to March 31.
(2) Effective March 1, 2002, ING Investments, LLC, became the Investment Adviser of the Fund and Aeltus Investment Management, Inc., was appointed as Sub-Adviser.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary (expenses). Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to recoupment by ING Investments, LLC within three years.
(6)  Commencement of operations of class.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
+ The high portfolio turnover rate shown above reflects active trading undertaken in response to volatile market conditions existing during the reporting period.

                 See Accompanying Notes to Financial Statements.

ING BOND FUND (UNAUDITED) (CONTINUED)                       FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       CLASS C
                                                ------------------------------------------------------------------------------------
                                                 SIX MONTHS       YEAR      FIVE MONTHS                                   JUNE 30,
                                                    ENDED         ENDED        ENDED          YEAR ENDED OCTOBER 31,     1998(3) TO
                                                SEPTEMBER 30,   MARCH 31,    MARCH 31,    -----------------------------  OCTOBER 31,
                                                    2003          2003      2002(1)(2)      2001       2000      1999      1998
                                                ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $       10.81       10.11         10.73       9.91      9.97      10.37     10.31
 Income from investment operations:
 Net investment income                          $        0.14*       0.26          0.11       0.42      0.50       0.46*     0.17*
 Net realized and unrealized gain (loss)
   on investments                               $        0.11        0.75         (0.35)      0.85     (0.14)     (0.39)     0.05
 Total from investment operations               $        0.25        1.01         (0.24)      1.27      0.36       0.07      0.22
 Less distributions from:
 Net investment income                          $        0.18        0.25          0.16       0.45      0.42       0.47      0.16
 Net realized gain on investments               $          --        0.06          0.22         --        --         --        --
 Total distributions                            $        0.18        0.31          0.38       0.45      0.42       0.47      0.16
 Net asset value, end of period                 $       10.88       10.81         10.11      10.73      9.91       9.97     10.37
 TOTAL RETURN(4)                                %        2.38       10.06         (2.29)     13.08      3.76       0.66      2.10

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $       2,891       2,115           886        908       598      1,052       108
 Ratios to average net assets:
 Net expenses after expense reimbursement(5)(6) %        1.75        1.75          1.75       1.75      1.75       1.75      1.75
 Gross expenses prior to expense
   reimbursement(5)                             %        1.86        1.87          1.84       1.82      1.84       1.93      1.97
 Net investment income after expense
   reimbursement(5)(6)                          %        2.40        2.43          2.72       4.09      5.00       4.52      4.79
 Portfolio turnover rate                        %         298         627+           51        235       362        174        77

                                                                                       CLASS I
                                                ---------------------------------------------------------------------------------
                                                 SIX MONTHS       YEAR      FIVE MONTHS
                                                    ENDED         ENDED        ENDED               YEAR ENDED OCTOBER 31,
                                                SEPTEMBER 30,   MARCH 31,    MARCH 31,     --------------------------------------
                                                    2003          2003      2002(1)(2)      2001      2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $       10.85       10.14         10.76       9.93      9.98      10.38     10.22
 Income from investment operations:
 Net investment income                          $        0.19*       0.37          0.16       0.52      0.59       0.57*     0.60*
 Net realized and unrealized gain (loss)
   on investments                               $        0.12        0.75         (0.36)      0.86     (0.12)     (0.41)     0.17
 Total from investment operations               $        0.31        1.12         (0.20)      1.38      0.47       0.16      0.77
 Less distributions from:
 Net investment income                          $        0.23        0.35          0.20       0.55      0.52       0.56      0.61
 Net realized gain on investments               $          --        0.06          0.22         --        --         --        --
 Total distributions                            $        0.23        0.41          0.42       0.55      0.52       0.56      0.61
 Net asset value, end of period                 $       10.93       10.85         10.14      10.76      9.93       9.98     10.38
 TOTAL RETURN(4)                                %        2.97       11.16         (1.85)     14.20      4.88       1.56      7.72

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $      37,065      38,197        34,899     38,716    31,000     34,268    41,804
 Ratios to average net assets:
 Net expenses after expense reimbursement(5)(6) %        0.75        0.75          0.75       0.75      0.75       0.75      0.75
 Gross expenses prior to expense
   reimbursement(5)                             %        0.86        0.87          0.84       0.82      0.84       0.93      0.97
 Net investment income after expense
   reimbursement(5)(6)                          %        3.41        3.51          3.72       5.09      6.00       5.52      5.79
 Portfolio turnover rate                        %         298         627+           51        235       362        174        77

(1)  The Fund changed its fiscal year-end from October 31 to March 31.
(2) Effective March 1, 2002, ING Investments, LLC, became the Investment Adviser of the Fund and Aeltus Investment Management, Inc., was appointed as Sub-Adviser.
(3)  Commencement of operations of class.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(5)  Annualized for periods less than one year.
(6) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary (expenses). Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
+ The high portfolio turnover rate shown above reflects active trading undertaken in response to volatile market conditions existing during the reporting period.

                 See Accompanying Notes to Financial Statements.

ING BOND FUND (UNAUDITED) (CONTINUED)                       FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                            CLASS O
                                                               ----------------------------------------------------------------
                                                                SIX MONTHS           YEAR        FIVE MONTHS        AUGUST 1,
                                                                  ENDED              ENDED          ENDED          2001(3) TO
                                                               SEPTEMBER 30,       MARCH 31,       MARCH 31,       OCTOBER 31,
                                                                   2003              2003         2002(1)(2)          2001
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       10.84            10.14           10.76             10.49
 Income (loss) from investment operations:
 Net investment income                                         $        0.19*            0.32            0.17              0.40
 Net realized and unrealized gain (loss) on investments        $        0.11             0.77           (0.38)            (0.03)
 Total from investment operations                              $        0.30             1.09           (0.21)             0.37
 Less distributions from:
 Net investment income                                         $        0.22             0.33            0.19              0.10
 Net realized gain on investments                              $          --             0.06            0.22                --
 Total distributions                                           $        0.22             0.39            0.41              0.10
 Net asset value, end of period                                $       10.92            10.84           10.14             10.76
 TOTAL RETURN(4)                                               %        2.84            10.81           (1.93)             3.55

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      13,149           10,307             835                17
 Ratios to average net assets:
 Net expenses after expense reimbursement(5)(6)                %        1.00             1.00            1.00              1.00
 Gross expenses prior to expense reimbursement(5)              %        1.11             1.12            1.09              1.07
 Net investment income after expense reimbursement(5)(6)       %        3.15             3.10            3.47              4.84
 Portfolio turnover rate                                       %         298              627+             51               235

(1)  The Fund changed its fiscal year-end from October 31 to March 31.
(2) Effective March 1, 2002, ING Investments, LLC, became the Investment Adviser of the Fund and Aeltus Investment Management, Inc., was appointed as Sub-Adviser.
(3)  Commencement of operations of class.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(5)  Annualized for periods less than one year.
(6) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary (expenses). Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
+ The high portfolio turnover rate shown above reflects active trading undertaken in response to volatile market conditions existing during the reporting period.

                 See Accompanying Notes to Financial Statements.

ING GOVERNMENT FUND (UNAUDITED)                             FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       CLASS A
                                                ---------------------------------------------------------------------------------
                                                 SIX MONTHS       YEAR      FIVE MONTHS
                                                    ENDED         ENDED        ENDED               YEAR ENDED OCTOBER 31,
                                                SEPTEMBER 30,   MARCH 31,    MARCH 31,     --------------------------------------
                                                    2003          2003      2002(1)(2)      2001      2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $       10.73       10.13         10.70       9.94      9.86      10.29      9.99
 Income (loss) from investment operations:
 Net investment income                          $        0.12        0.27          0.13       0.46      0.55       0.48*     0.49*
 Net realized and unrealized gain (loss)
   on investments                               $        0.01        0.68         (0.41)      0.74      0.08      (0.45)     0.31
 Total from investment operations               $        0.13        0.95         (0.28)      1.20      0.63       0.03      0.80
 Less distributions from:
 Net investment income                          $        0.12        0.28          0.15       0.44      0.55       0.46      0.50
 Net realized gain on investments               $          --        0.07          0.14         --        --         --        --
 Total distributions                            $        0.12        0.35          0.29       0.44      0.55       0.46      0.50
 Net asset value, end of period                 $       10.74       10.73         10.13      10.70      9.94       9.86     10.29
 TOTAL RETURN(3)                                %        1.22        9.52         (2.60)     12.35      6.65       0.34      8.19

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $      56,674      60,616        24,148     24,711    11,413      6,009       875
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5) %        0.95        0.95          0.95       0.95      0.95       0.95      1.03
 Gross expenses prior to expense
   reimbursement(4)                             %        1.02        1.09          1.13       1.20      1.22       1.72      1.84
 Net investment income (loss) after expense
   reimbursement(4)(5)                          %        2.23        2.62          3.08       4.55      5.65       4.75      4.88
 Portfolio turnover rate                        %         267         260           167        260       139         31       181

                                                                                       CLASS B
                                                ---------------------------------------------------------------------------------
                                                 SIX MONTHS       YEAR      FIVE MONTHS                               MARCH 1,
                                                   ENDED          ENDED        ENDED       YEAR ENDED OCTOBER 31,    1999(6) TO
                                                SEPTEMBER 30,   MARCH 31,    MARCH 31,     ----------------------    OCTOBER 31,
                                                    2003          2003      2002(1)(2)       2001        2000           1999
                                                ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $       10.73       10.13         10.71         9.95        9.86          10.12
 Income (loss) from investment operations:
 Net investment income                          $        0.08        0.19          0.10         0.36        0.48           0.27*
 Net realized and unrealized gain (loss)
   on investments                               $        0.01        0.69         (0.42)        0.77        0.08          (0.27)
 Total from investment operations               $        0.09        0.88         (0.32)        1.13        0.56           0.00
 Less distributions from:
 Net investment income                          $        0.08        0.21          0.12         0.37        0.47           0.26
 Net realized gain on investments               $          --        0.07          0.14           --          --             --
 Total distributions                            $        0.08        0.28          0.26         0.37        0.47           0.26
 Net asset value, end of period                 $       10.74       10.73         10.13        10.71        9.95           9.86
 TOTAL RETURN(3)                                %        0.83        8.75         (2.99)       11.52        5.88           0.00

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $       3,674       4,952           486          512          68            152
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5) %        1.69        1.69          1.70         1.70        1.70           1.70
 Gross expenses prior to expense
   reimbursement(4)                             %        1.76        1.84          1.88         1.95        1.97           2.47
 Net investment income (loss) after expense
   reimbursement(4)(5)                          %        1.39        1.77          2.33         3.78        4.90           4.00
 Portfolio turnover rate                        %         267         260           167          260         139             31

(1)  The Fund changed its fiscal year-end from October 31 to March 31.
(2) Effective March 1, 2002, ING Investments, LLC, became the Investment Adviser of the Fund and Aeltus Investment Management, Inc., was appointed as Sub-Adviser.
(3)  Commencement of operations of class.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(5)  Annualized for periods less than one year.
(6) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary (expenses). Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements.

ING GOVERNMENT FUND (UNAUDITED) (CONTINUED)                 FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       CLASS C
                                                ------------------------------------------------------------------------------------
                                                 SIX MONTHS       YEAR      FIVE MONTHS                                  JUNE 30,
                                                   ENDED          ENDED        ENDED          YEAR ENDED OCTOBER 31,    1998(3) TO
                                                SEPTEMBER 30,   MARCH 31,    MARCH 31,    -----------------------------  OCTOBER 31,
                                                    2003          2003      2002(1)(2)      2001       2000      1999     1998
                                                ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $       10.73       10.12         10.69       9.93      9.85      10.29     10.11
 Income (loss) from investment operations:
 Net investment income                          $        0.08*       0.19          0.11       0.38      0.47       0.40*     0.15*
 Net realized and unrealized gain (loss)
   on investments                               $        0.01        0.70         (0.42)      0.74      0.09      (0.45)     0.17
 Total from investment operations               $        0.09        0.89         (0.31)      1.12      0.56      (0.05)     0.32
 Less distributions from:
 Net investment income                          $        0.08        0.21          0.12       0.36      0.48       0.39      0.14
 Net realized gain on investments               $          --        0.07          0.14         --        --         --        --
 Total distributions                            $        0.08        0.28          0.26       0.36      0.48       0.39      0.14
 Net asset value, end of period                 $       10.74       10.73         10.12      10.69      9.93       9.85     10.29
 TOTAL RETURN(4)                                %        0.82        8.89         (2.95)     11.50      5.89      (0.46)     3.18

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $       1,258       2,330           511        705       129        124       117
 Ratios to average net assets:
 Net expenses after expense reimbursement(5)(6) %        1.69        1.70          1.70       1.70      1.70       1.70      1.70
 Gross expenses prior to expense
   reimbursement(5)                             %        1.76        1.85          1.88       1.95      1.97       2.47      2.51
 Net investment income (loss) after expense
   reimbursement(5)(6)                          %        1.47        1.77          2.33       3.79      4.90       4.00      4.21
 Portfolio turnover rate                        %         267         260           167        260       139         31       181

                                                                                       CLASS I
                                                ---------------------------------------------------------------------------------
                                                 SIX MONTHS       YEAR      FIVE MONTHS
                                                    ENDED         ENDED        ENDED              YEAR ENDED OCTOBER 31,
                                                SEPTEMBER 30,   MARCH 31,    MARCH 31,     --------------------------------------
                                                    2003          2003      2002(1)(2)      2001      2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $       10.74       10.14         10.71       9.94      9.86      10.29      9.99
 Income (loss) from investment operations:
 Net investment income                          $        0.13        0.31          0.14       0.49      0.57       0.51*     0.53*
 Net realized and unrealized gain (loss)
   on investments                               $        0.01        0.67         (0.41)      0.74      0.09      (0.45)     0.30
 Total from investment operations               $        0.14        0.98         (0.27)      1.23      0.66       0.06      0.83
 Less distributions from:
 Net investment income                          $        0.13        0.31          0.16       0.46      0.58       0.49      0.53
 Net realized gain on investments               $          --        0.07          0.14         --        --         --        --
 Total distributions                            $        0.13        0.38          0.30       0.46      0.58       0.49      0.53
 Net asset value, end of period                 $       10.75       10.74         10.14      10.71      9.94       9.86     10.29
 TOTAL RETURN(4)                                %        1.35        9.76         (2.52)     12.67      6.92       0.58      8.54

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $      19,400      20,700        17,724     19,458    11,021      9,808    13,980
 Ratios to average net assets:
 Net expenses after expense reimbursement(5)(6) %        0.70        0.70          0.70       0.70      0.70       0.70      0.70
 Gross expenses prior to expense
   reimbursement(5)                             %        0.77        0.84          0.88       0.95      0.97       1.47      1.51
 Net investment income (loss) after expense
   reimbursement(5)(6)                          %        2.46        2.97          3.33       4.80      5.90       5.00      5.21
 Portfolio turnover rate                        %         267         260           167        260       139         31       181

(1)  The Fund changed its fiscal year-end from October 31 to March 31.
(2) Effective March 1, 2002, ING Investments, LLC, became the Investment Adviser of the Fund and Aeltus Investment Management, Inc., was appointed as Sub-Adviser.
(3)  Commencement of operations of class.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(5)  Annualized for periods less than one year.
(6) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary (expenses). Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements.

ING AELTUS MONEY MARKET FUND (UNAUDITED)                    FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       CLASS A
                                                ---------------------------------------------------------------------------------
                                                 SIX MONTHS       YEAR      FIVE MONTHS
                                                    ENDED         ENDED        ENDED               YEAR ENDED OCTOBER 31,
                                                SEPTEMBER 30,   MARCH 31,    MARCH 31,     --------------------------------------
                                                    2003          2003      2002(1)(2)      2001      2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $        1.00        1.00          1.00       1.00      1.00       1.00      1.00
 Income from investment operations:
 Net investment income                          $        0.00**      0.01          0.01       0.05      0.06       0.05*     0.05*
 Total from investment operations               $        0.00**      0.01          0.01       0.05      0.06       0.05      0.05
 Less distributions from:
 Net investment income                          $        0.00**      0.01          0.01       0.05      0.06       0.05      0.05
 Total distributions                            $        0.00**      0.01          0.01       0.05      0.06       0.05      0.05
 Net asset value, end of period                 $        1.00        1.00          1.00       1.00      1.00       1.00      1.00
 TOTAL RETURN(3)                                %        0.25        1.08          0.70       4.58      5.97       4.88      5.36

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $     159,853     174,475       205,147    209,870   194,454    181,623   161,456
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)    %        0.74        0.69          0.70       0.64      0.59       0.50      0.48
 Gross expenses prior to expense
   reimbursement(4)                             %        0.74        0.69          0.70       0.64      0.65       0.64      0.72
 Net investment income after expense
   reimbursement(4)(5)                          %        0.50        1.11          1.67       4.51      5.80       4.79      5.24

                                                                                       CLASS B
                                                ---------------------------------------------------------------------------------
                                                 SIX MONTHS       YEAR      FIVE MONTHS                              MARCH 1,
                                                   ENDED          ENDED        ENDED      YEAR ENDED OCTOBER 31,    1999(6) TO
                                                SEPTEMBER 30,   MARCH 31,    MARCH 31,    ----------------------    OCTOBER 31,
                                                    2003          2003      2002(1)(2)       2001        2000         1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $        1.00        1.00          1.00         1.00        1.00           1.00
 Income from investment operations:
 Net investment income                          $        0.00**      0.00**        0.00**       0.03        0.05           0.03*
 Total from investment operations               $        0.00**      0.00**        0.00**       0.03        0.05           0.03
 Less distributions from:
 Net investment income                          $        0.00**      0.00**        0.00**       0.03        0.05           0.03
 Total distributions                            $        0.00**      0.00**        0.00**       0.03        0.05           0.03
 Net asset value, end of period                 $        1.00        1.00          1.00         1.00        1.00           1.00
 TOTAL RETURN(3)                                %        0.07        0.22          0.29         3.55        4.92           2.56

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $       5,144       6,063         1,880        1,199         159            148
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5) %        1.09        1.53          1.70         1.64        1.59           1.50
 Gross expenses prior to expense
   reimbursement(4)                             %        1.74        1.70          1.70         1.64        1.65           1.64
 Net investment income after expense
   reimbursement(4)(5)                          %        0.15        0.19          0.67         3.51        4.80           3.78

(1)  The Fund changed its fiscal year-end from October 31 to March 31.
(2) Effective March 1, 2002, ING Investments, LLC, became the Investment Adviser of the Fund and Aeltus Investment Management, Inc., was appointed as Sub-Adviser.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) ING Funds Distributor, LLC, voluntarily waived 0.65% and 0.17% of distribution and services fees on Class B during the six months ended September 30, 2003 and the year ended March 31, 2003, respectively.
(6)  Commencement of operations of class.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
**   Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements.

ING AELTUS MONEY MARKET FUND (UNAUDITED) (CONTINUED)        FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       CLASS C
                                                ------------------------------------------------------------------------------------
                                                 SIX MONTHS       YEAR      FIVE MONTHS                                   JUNE 30,
                                                    ENDED         ENDED        ENDED          YEAR ENDED OCTOBER 31,     1998(3) TO
                                                SEPTEMBER 30,   MARCH 31,    MARCH 31,    -----------------------------  OCTOBER 31,
                                                    2003          2003      2002(1)(2)      2001       2000      1999      1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $        1.00        1.00          1.00       1.00      1.00       1.00      1.00
 Income from investment operations:
 Net investment income                          $        0.00**      0.01          0.01       0.05      0.06       0.05*     0.02*
 Total from investment operations               $        0.00**      0.01          0.01       0.05      0.06       0.05      0.02
 Less distributions from:
 Net investment income                          $        0.00**      0.01          0.01       0.05      0.06       0.05      0.02
 Total distributions                            $        0.00**      0.01          0.01       0.05      0.06       0.05      0.02
 Net asset value, end of period                 $        1.00        1.00          1.00       1.00      1.00       1.00      1.00
 TOTAL RETURN(4)                                %        0.25        1.08          0.70       4.58      5.97       4.88      1.75
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $       7,285       8,419        10,866     12,013     9,611      6,765       916
 Ratios to average net assets:
 Net expenses after expense reimbursement(5)    %        0.74        0.69          0.70       0.64      0.59       0.50      0.48
 Gross expenses prior to expense
   reimbursement(5)                             %        0.74        0.69          0.70       0.64      0.65       0.64      0.72
 Net investment income after expense
   reimbursement(5)                             %        0.50        1.10          1.67       4.51      5.80       4.79      5.24

                                                                                       CLASS I
                                                ---------------------------------------------------------------------------------
                                                 SIX MONTHS       YEAR      FIVE MONTHS
                                                    ENDED         ENDED        ENDED               YEAR ENDED OCTOBER 31,
                                                SEPTEMBER 30,   MARCH 31,    MARCH 31,    ---------------------------------------
                                                    2003          2003      2002(1)(2)      2001      2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $        1.00        1.00          1.00       1.00      1.00       1.00      1.00
 Income from investment operations:
 Net investment income                          $        0.00**      0.01          0.01       0.05      0.06       0.05*     0.05*
 Total from investment operations               $        0.00**      0.01          0.01       0.05      0.06       0.05      0.05
 Less distributions from:
 Net investment income                          $        0.00**      0.01          0.01       0.05      0.06       0.05      0.05
 Total distributions                            $        0.00**      0.01          0.01       0.05      0.06       0.05      0.05
 Net asset value, end of period                 $        1.00        1.00          1.00       1.00      1.00       1.00      1.00
 TOTAL RETURN(4)                                %        0.25        1.08          0.70       4.58      5.97       4.88      5.36
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $     115,523     145,142       208,063    239,531   245,774    284,594   276,024
 Ratios to average net assets:
 Net expenses after expense reimbursement(5)    %        0.74        0.69          0.70       0.64      0.59       0.50      0.48
 Gross expenses prior to expense
   reimbursement(5)                             %        0.74        0.69          0.70       0.64      0.65       0.64      0.72
 Net investment income after expense
   reimbursement(5)                             %        0.50        1.12          1.67       4.51      5.80       4.79      5.24

(1)  The Fund changed its fiscal year-end from October 31 to March 31.
(2) Effective March 1, 2002, ING Investments, LLC, became the Investment Adviser of the Fund and Aeltus Investment Management, Inc., was appointed as Sub-Adviser.
(3)  Commencement of operations of class.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(5)  Annualized for periods less than one year.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
**   Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements.

       NOTES TO FINANCIAL STATEMENTS as of September 30, 2003 (Unaudited)

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are twenty-two separate funds, which comprise the ING Series Fund, Inc. The three funds (each a "Fund"; collectively the "Funds") that are in this report are: ING Bond Fund ("Bond"), ING Government Fund ("Government") and ING Aeltus Money Market Fund ("Money Market"). Each Fund offers the following classes of shares: Class A, Class B, Class C and Class I. Bond Fund also offers Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

ING Investments, LLC ("ING Investments"), an Arizona Limited Liability company, serves as the investment adviser to the Funds. ING Investments has engaged Aeltus Investment Management, Inc. ("ING Aeltus"), a Connecticut corporation to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC is the principal underwriter of the Funds. ING Funds Distributor, LLC, ING Investments and ING Aeltus are indirect wholly owned subsidiaries of ING Groep N.V. ("ING"). ING is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Portfolio securities reported by NASDAQ will be valued at NASDAQ official closing price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors ("Board") of the Fund. Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Investments in mutual funds are valued at the closing Net Asset Value (NAV) per share. Investments in securities maturing in less than 60 days at the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

   The Money Market Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

     (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

   Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the change rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D. FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   Certain Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and becomes ex-dividend daily and pays them monthly. Each Fund distributes capital gains, to the extent available, annually.

F. FEDERAL INCOME TAXES. It is the policy of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

   The Board intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. SECURITIES LENDING. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities.

J. OPTIONS CONTRACTS. Bond and Government Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

K. SWAP CONTRACTS. Bond may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

L. ILLIQUID AND RESTRICTED SECURITIES. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities may be deemed to be illiquid because they may not be readily marketable. Restricted securities may be considered liquid pursuant to procedures adopted by the Board. Restricted securities are valued using market quotations when readily available. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board.

   Each Fund may invest up to 15% (10% for Money Market) of its net assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

M. DELAYED DELIVERY TRANSACTION. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

N. DOLLAR ROLL TRANSACTIONS. Bond may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Bond accounts for dollar roll transactions as purchases and sales.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the six months ended September 30, 2003, the cost of purchases and sales of securities, excluding short-term securities, were as follows:

                                       PURCHASES           SALES
                                       ---------           -----
Bond                                $  158,436,816    $   107,327,096
Government                                      --                 --

U.S. Government securities not included above were as follows:

                                       PURCHASES           SALES
                                       ---------           -----
Bond                                $  230,668,968    $   228,785,388
Government                             152,325,192        154,369,397

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an Investment Management Agreement with ING Investments, (the "Investment Manager" or the "Adviser"). The investment management agreements compensate the Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Bond and Government Funds -- 0.500% for the first $250 million, 0.475% of the next $250 million, 0.450% of the next $250 million, 0.425% of the next $1.25 billion and 0.400% in excess of $2 billion; for Money Market Fund -- 0.400% for the first $500 million, 0.350% of the next $500 million, 0.340% of the next $1 billion, 0.330% of the next $1 billion and 0.300% in excess of $3 billion.

Pursuant to an Administrative Services Agreement, ING Funds Services, LLC ("IFS") acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Investments has entered into a Service Agreement with ING Life Insurance and Annuity Company ("ILIAC"), under which ILIAC will provide various administrative and shareholder services to certain Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, ING Investments pays ILIAC a fee of up to 0.25% of the average daily net assets associated with those shares.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following rates:

                   CLASS A   CLASS B   CLASS C  CLASS I  CLASS O
                   -------   -------   -------  -------  -------
Bond                 0.25%    1.00%     1.00%     N/A      0.25%
Government           0.25%    1.00%     1.00%     N/A       N/A
Money Market          N/A     1.00%      N/A      N/A       N/A

The Funds' class specific expenses are limited to distribution fees incurred in connection with Class A, Class B and Class C shares and services fees in connection with Class B, Class C and Class O shares.

During the six months ended September 30, 2003, the Distributor voluntarily waived 0.65% on Class B of the Money Market Fund.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, and Class C shares. For the six months ended September 30, 2003, the Distributor earned the following amounts in sales charges:

                                    CLASS A    CLASS C
                                     SHARES     SHARES
                                    --------   --------
Initial Sales Charges               $  3,137        N/A
Contingent Deferred Sales Charges      5,945   $    660

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At September 30, 2003 the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4, 5 and 7):

                 ACCRUED                        ACCRUED
                INVESTMENT      ACCRUED      DISTRIBUTION
                MANAGEMENT   ADMINISTRATIVE  AND SERVICE
                   FEES           FEES           FEES          TOTAL
               ------------  --------------  ------------   ------------
Bond           $     58,567   $      9,344   $     26,113   $     94,024
Government           45,527          5,334         15,878         66,739
Money Market         96,331         19,212          1,253        116,796

At September 30, 2003, ING Life Insurance and Annuity Co., a wholly-owned indirect subsidiary of ING Group N.V., held 23.3%, 35.5% and 7.1% of the shares outstanding of Bond Fund, Government Fund and Aeltus Money Market Fund, respectively. Investment activities of this shareholder could have a material impact on the Funds.

The Funds have adopted a Deferred Compensation Plan (the "Plan") which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors fees payable. The deferred fees are invested in various funds advised by ING Investments, until distribution in accordance with the Plan.

NOTE 7 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

              CLASS A  CLASS B  CLASS C  CLASS I  CLASS O
              -------  -------  -------  -------  -------
Bond           1.00%    1.75%    1.75%    0.75%    1.00%
Government     0.95%    1.70%    1.70%    0.70%     N/A

Each Fund will at a later date reimburse the Investment Manager for expenses waived during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. As of September 30, 2003, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Manager are as follows:

Bond Fund                                      $  239,607
Government Fund                                   135,127

NOTE 8 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement ") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. At September 30, 2003, the Funds did not have any loans outstanding under the line of credit.

NOTE 9 -- CAPITAL SHARES

Transaction in capital shares and dollars were as follows:

                                                         CLASS A SHARES                    CLASS B SHARES
                                                -------------------------------   -------------------------------
                                                  SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                SEPTEMBER 30,       MARCH 31,      SEPTEMBER 30,      MARCH 31,
                                                     2003             2003             2003             2003
                                                --------------   --------------   --------------   --------------
BOND FUND (NUMBER OF SHARES)
Shares sold                                          3,224,045        9,395,727          180,483          303,957
Dividends reinvested                                   141,087          236,289            4,962            4,417
Shares redeemed                                     (3,629,764)      (6,781,112)        (102,196)         (91,276)
                                                --------------   --------------   --------------   --------------
Net increase (decrease) in shares outstanding         (264,632)       2,850,904           83,249          217,098
                                                ==============   ==============   ==============   ==============

BOND FUND ($)
Shares sold                                     $   35,465,968   $   99,262,773   $    2,014,288   $    3,217,859
Dividends reinvested                                 1,532,933        2,492,169           53,740           46,726
Shares redeemed                                    (39,751,866)     (71,621,410)      (1,129,040)        (965,903)
                                                --------------   --------------   --------------   --------------
Net increase (decrease)                         $   (2,752,965)  $   30,133,532   $      938,988   $    2,298,682
                                                ==============   ==============   ==============   ==============

                                                         CLASS C SHARES
                                                -------------------------------
                                                  SIX MONTHS          YEAR
                                                    ENDED            ENDED
                                                 SEPTEMBER 30,      MARCH 31,
                                                     2003             2003
                                                --------------   --------------
BOND FUND (NUMBER OF SHARES)
Shares sold                                            143,239          289,878
Dividends reinvested                                     2,590            3,852
Shares redeemed                                        (75,706)        (185,736)
                                                --------------   --------------
Net increase (decrease) in shares outstanding           70,123          107,994
                                                ==============   ==============

BOND FUND ($)
Shares sold                                     $    1,580,148   $    3,069,754
Dividends reinvested                                    28,077           40,611
Shares redeemed                                       (818,652)      (1,979,579)
                                                --------------   --------------
Net increase (decrease)                         $      789,573   $    1,130,786
                                                ==============   ==============

                                                         CLASS I SHARES                    CLASS O SHARES
                                                -------------------------------   -------------------------------
                                                  SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                SEPTEMBER 30,       MARCH 31,      SEPTEMBER 30,      MARCH 31,
                                                     2003             2003             2003             2003
                                                --------------   --------------   --------------   --------------
BOND FUND (NUMBER OF SHARES)
Shares sold                                            812,260        3,140,882          729,978        1,335,041
Dividends reinvested                                    62,271          131,529           20,503           14,283
Shares redeemed                                     (1,003,991)      (3,191,923)        (497,257)        (480,817)
                                                --------------   --------------   --------------   --------------
Net increase (decrease) in shares outstanding         (129,460)          80,488          253,224          868,507
                                                ==============   ==============   ==============   ==============

BOND FUND ($)
Shares sold                                     $    8,895,714   $   33,268,024   $    7,986,327   $   14,173,902
Dividends reinvested                                   677,159        1,385,960          222,790          151,787
Shares redeemed                                    (10,915,710)     (33,814,141)      (5,385,508)      (5,108,678)
                                                --------------   --------------   --------------   --------------
Net increase (decrease)                         $   (1,342,837)  $      839,843   $    2,823,609   $    9,217,011
                                                ==============   ==============   ==============   ==============

                                                         CLASS A SHARES                    CLASS B SHARES
                                                -------------------------------   -------------------------------
                                                  SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                SEPTEMBER 30,       MARCH 31,      SEPTEMBER 30,      MARCH 31,
                                                     2003             2003             2003             2003
                                                --------------   --------------   --------------   --------------
GOVERNMENT FUND (NUMBER OF SHARES)
Shares sold                                          1,967,920        5,817,981           54,990          650,036
Dividends reinvested                                    51,128          141,709            2,081            5,862
Shares redeemed                                     (2,391,220)      (2,694,190)        (176,363)        (242,436)
                                                --------------   --------------   --------------   --------------
Net increase (decrease) in shares outstanding         (372,172)       3,265,500         (119,292)         413,462
                                                ==============   ==============   ==============   ==============

GOVERNMENT FUND ($)
Shares sold                                     $   21,075,893   $   61,795,695   $      646,311   $    6,903,641
Dividends reinvested                                   547,036        1,502,968           22,286           62,425
Shares redeemed                                    (25,563,955)     (28,610,516)      (1,938,574)      (2,577,290)
                                                --------------   --------------   --------------   --------------
Net increase (decrease)                         $   (3,941,026)  $   34,688,147   $   (1,269,977)  $    4,388,776
                                                ==============   ==============   ==============   ==============

                                                         CLASS C SHARES                    CLASS I SHARES
                                                -------------------------------   -------------------------------
                                                  SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                SEPTEMBER 30,       MARCH 31,      SEPTEMBER 30,      MARCH 31,
                                                     2003             2003             2003             2003
                                                --------------   --------------   --------------   --------------
GOVERNMENT FUND (NUMBER OF SHARES)
Shares sold                                             43,796          424,422          292,946          944,784
Dividends reinvested                                       775            3,089           18,517           61,605
Shares redeemed                                       (144,651)        (260,869)        (434,127)        (828,037)
                                                --------------   --------------   --------------   --------------
Net increase (decrease) in shares outstanding         (100,080)         166,642         (122,664)         178,352
                                                ==============   ==============   ==============   ==============

GOVERNMENT FUND ($)
Shares sold                                     $      468,023   $    4,518,524   $    3,136,915   $   10,051,506
Dividends reinvested                                     8,292           32,843          198,300          651,825
Shares redeemed                                     (1,543,475)      (2,775,034)      (4,680,227)      (8,743,000)
                                                --------------   --------------   --------------   --------------
Net increase (decrease)                         $   (1,067,160)  $    1,776,333   $   (1,345,012)  $    1,960,331
                                                ==============   ==============   ==============   ==============

                                                         CLASS A SHARES                    CLASS B SHARES
                                                -------------------------------   -------------------------------
                                                  SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                SEPTEMBER 30,       MARCH 31,      SEPTEMBER 30,      MARCH 31,
                                                     2003             2003             2003             2003
                                                --------------   --------------   --------------   --------------
MONEY MARKET FUND (NUMBER OF SHARES)
Shares sold                                        126,065,278      204,434,156        2,311,976       14,122,899
Dividends reinvested                                   404,371        2,012,916            3,537            8,184
Shares redeemed                                   (141,092,466)    (237,150,047)      (3,234,320)      (9,948,540)
                                                --------------   --------------   --------------   --------------
Net increase (decrease) in shares outstanding      (14,622,817)     (30,702,975)        (918,807)       4,182,543
                                                ==============   ==============   ==============   ==============

MONEY MARKET FUND ($)
Shares sold                                     $  126,068,529   $  204,434,156   $    2,312,017   $   14,122,899
Dividends reinvested                                   404,371        2,012,916            3,537            8,184
Shares redeemed                                   (141,092,482)    (237,150,047)      (3,234,320)      (9,948,540)
                                                --------------   --------------   --------------   --------------
Net increase (decrease)                         $  (14,619,582)  $  (30,702,975)  $     (918,766)  $    4,182,543
                                                ==============   ==============   ==============   ==============

                                                         CLASS C SHARES                    CLASS I SHARES
                                                -------------------------------   -------------------------------
                                                  SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                SEPTEMBER 30,       MARCH 31,      SEPTEMBER 30,      MARCH 31,
                                                     2003             2003             2003             2003
                                                --------------   --------------   --------------   --------------
MONEY MARKET FUND (NUMBER OF SHARES)
Shares sold                                          2,465,846        9,250,545       10,984,061       80,731,941
Dividends reinvested                                    18,896           99,337          310,632        1,913,594
Shares redeemed                                     (3,619,402)     (11,798,143)     (40,916,824)    (145,597,223)
                                                --------------   --------------   --------------   --------------
Net decrease in shares outstanding                  (1,134,660)      (2,448,261)     (29,622,131)     (62,951,688)
                                                ==============   ==============   ==============   ==============

MONEY MARKET FUND ($)
Shares sold                                     $    2,465,903   $    9,250,545   $   10,984,967   $   80,731,941
Dividends reinvested                                    18,896           99,337          310,632        1,913,594
Shares redeemed                                     (3,619,402)     (11,798,143)     (40,916,837)    (145,597,223)
                                                --------------   --------------   --------------   --------------
Net decrease                                    $   (1,134,603)  $   (2,448,261)  $  (29,621,238)  $  (62,951,688)
                                                ==============   ==============   ==============   ==============

NOTE 10 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds' Board the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% (10% for Money Market) of the Funds' net assets, at market value, at time of purchase.

                                                                  PRINCIPAL     INITIAL                                   PERCENT
                                                                   AMOUNT/    ACQUISITION                                 OF NET
                                    SECURITY                       SHARES        DATE          COST           VALUE       ASSETS
                                    --------                    ------------  -----------   ------------   ------------   -------
Money Market  Goldman Sachs Group, Inc., 1.130%, due 12/04/03   $  2,900,000   09/05/03     $  2,900,000   $  2,900,000     1.0%
              Goldman Sachs Group, Inc., 1.140%, due 12/12/03      3,000,000   09/12/03        3,000,000      3,000,000     1.0%
              Goldman Sachs Group, Inc., 1.400%, due 10/27/03      3,500,000   01/28/03        3,500,000      3,500,000     1.2%
              M-MKT Trust Lly, 1.170%, due 06/03/04                3,600,000   12/03/02        3,600,000      3,600,000     1.3%
              M-MKT Trust Lly, 1.220%, due 02/19/04                3,900,000   02/19/03        3,899,247      3,899,247     1.4%
              M-MKT Trust Series A-1, 1.270%, due 10/08/04         6,700,000   04/15/03        6,700,000      6,700,000     2.3%
                                                                                            ------------   ------------    ----
                                                                                            $ 23,599,247   $ 23,599,247     8.2%
                                                                                            ============   ============    ====

NOTE 11 -- SECURITIES LENDING

Under an agreement with Bank of New York ("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government Securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The cash collateral received is reflected on the Statement of Assets and Liabilities as Other Assets. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security, however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

At September 30, 2003, the Funds had securities on loan with the following market values:

                     VALUE OF SECURITIES     VALUE OF
FUND                        LOANED          COLLATERAL
----                 -------------------  -------------
Bond                   $    26,870,212    $  27,283,057
Government                  10,849,607       11,030,191

NOTE 12 -- FEDERAL INCOME TAXES

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders were as follow:

Six months ended September 30, 2003:

                                       LONG-TERM
                         ORDINARY       CAPITAL       TAX RETURN
                          INCOME         GAINS        OF CAPITAL
                       ------------   ------------   ------------
Bond                   $  2,358,216   $         --   $         --
Government                  954,498             --             --
Money Market               7,66,027             --             --

Year ended March 31, 2003:

                                       LONG-TERM
                         ORDINARY       CAPITAL       TAX RETURN
                          INCOME         GAINS        OF CAPITAL
                       ------------   ------------   ------------
Bond                   $  4,456,440   $         --   $         --
Government                2,367,624             --             --
Money Market              4,144,585             --             --

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and other temporary or permanent differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at March 31, 2003:

                                       EXPIRATION
                          AMOUNT          DATE
                       ------------    ----------
Money Market           $  1,114,911       2009

NOTE 13 -- CHANGE IN FUND AUDITORS

PricewaterhouseCoopers, LLP ("PwC") served as independent auditors for the Funds. On May 28, 2003, the Funds' Board dismissed PwC and selected KPMG LLP ("KPMG") as independent auditors for the Funds for the fiscal year ending March 31, 2004 upon the recommendation of the Funds' Audit Committee. During the two most recent fiscal years and through May 28, 2003, there was no disagreement with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to PwC's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit report of PwC on the financial statements of the Funds as of and for the year ended March 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

NOTE 14 -- SUBSEQUENT EVENTS

MONEY MARKET FUND REIMBURSEMENT. Subsequent to September 30, 2003, ING Investments voluntarily reimbursed the Money Market Fund $226,001 for investment transaction losses which occurred in prior years.

DIVIDENDS. Subsequent to September 30, 2003 the following Fund declared dividends from net investment income of:

               PER SHARE
                 AMOUNT      PAYABLE DATE        RECORD DATE
               ---------     ------------        -----------
MONEY MARKET
Class A         $  .0003     November 3, 2003       Daily
Class B         $  .0001     November 3, 2003       Daily
Class C         $  .0003     November 3, 2003       Daily
Class I         $  .0003     November 3, 2003       Daily

ING
BOND
FUND               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)

PRINCIPAL
AMOUNT                                                                 VALUE
---------------------------------------------------------------------------------
CORPORATE BONDS: 26.6%

                        AGRICULTURE: 0.0%
$     20,000    #,L     Dimon, Inc., 7.750%,
                          due 06/01/13                             $       20,600
                                                                   --------------
                                                                           20,600
                                                                   --------------
                        AIRLINES: 1.0%
     144,739            American Airlines, Inc.,
                          6.977%, due 05/23/21                            125,089
     911,000            American Airlines, Inc.,
                          7.024%, due 10/15/09                            890,493
     208,310            Continental Airlines, Inc.,
                          6.545%, due 08/02/20                            204,092
     167,688            US Airways Pass Through Trust,
                          6.850%, due 01/30/18                            157,143
                                                                   --------------
                                                                        1,376,817
                                                                   --------------
                        APPAREL: 0.0%
      25,000     #      Phillips-Van Heusen, 8.125%,
                          due 05/01/13                                     26,313
                                                                   --------------
                                                                           26,313
                                                                   --------------
                        AUTO MANUFACTURERS: 1.2%
     373,000            Ford Motor Co., 6.375%,
                          due 02/01/29                                    304,654
     465,000            Ford Motor Co., 6.625%,
                          due 10/01/28                                    393,043
     955,000     L      General Motors Corp.,
                          8.375%, due 07/15/33                          1,001,360
                                                                   --------------
                                                                        1,699,057
                                                                   --------------
                        AUTO PARTS & EQUIPMENT: 0.0%
      10,000    #,L     TRW Automotive, Inc.,
                          11.000%, due 02/15/13                            11,700
                                                                   --------------
                                                                           11,700
                                                                   --------------
                        BANKS: 3.9%
     260,000            Bank of America Corp.,
                          6.375%, due 02/15/08                            292,737
      67,000     #      BankAmerica Institutional,
                          Class B, 7.700%,
                          due 12/31/26                                     75,627
      33,000            Barnett Capital I, 8.060%,
                          due 12/01/26                                     38,424
      81,000            Barnett Capital II, 7.950%,
                          due 12/01/26                                     93,269
      85,000            BNY Capital I, 7.970%,
                          due 12/31/26                                     97,538
     530,000   @@,#     Credit Suisse First Boston,
                          7.900%, due 05/29/49                            604,661
     915,000     #      Dresdner Funding Trust I,
                          8.151%, due 06/30/31                          1,003,859
      33,000            FBS Capital I, 8.090%,
                          due 11/15/26                                     37,681
     178,000            First Union Institutional
                          Capital II, 7.850%,
                          due 01/01/27                                    204,069
      90,000            Fleet Capital Trust II, 7.920%,
                          due 12/11/26                                     98,788
     430,000    @@      HSBC Holdings PLC, 7.500%,
                          due 07/15/09                                    510,347
     270,000            M & T Bank Corp., 3.850%,
                          due 04/01/13                                    271,085
$    540,000            Mellon Capital I, 7.720%,
                          due 12/01/26                             $      614,212
     260,000            NB Capital Trust IV, 8.250%,
                          due 04/15/27                                    309,936
     726,000     L      RBS Capital Trust I, 4.709%,
                          due 12/29/49                                    703,819
     290,000            Wells Fargo & Co., 3.120%,
                          due 08/15/08                                    289,237
      50,000     #      Wells Fargo Capital A, 7.730%,
                          due 12/01/26                                     56,931
     385,000    #,L     Westpac Capital Trust III,
                          5.819%, due 12/29/49                            401,105
                                                                   --------------
                                                                        5,703,325
                                                                   --------------
                        BEVERAGES: 0.8%
     468,000    @@,#    Cia Brasileira de Bebidas,
                          8.750%, due 09/15/13                            475,021
     131,000    @@,#    Coca-Cola HBC Finance BV,
                          5.125%, due 09/17/13                            135,015
     125,000   @@,#,L   Coca-Cola HBC Finance BV,
                          5.500%, due 09/17/15                            131,664
     440,000      #     Miller Brewing Co., 4.250%,
                          due 08/15/08                                    452,547
                                                                   --------------
                                                                        1,194,247
                                                                   --------------
                        CHEMICALS: 0.1%
      97,000            Dow Chemical Co., 5.750%,
                          due 11/15/09                                    103,947
                                                                   --------------
                                                                          103,947
                                                                   --------------
                        DIVERSIFIED FINANCIAL SERVICES: 3.3%
     373,000            Boeing Capital Corp., 7.375%,
                          due 09/27/10                                    434,131
     550,000   @@,#,X   Brazilian Merchant Voucher
                          Receivables Ltd., 5.911%,
                          due 06/15/11                                    542,437
     247,000            Capital One Bank, 5.750%,
                          due 09/15/10                                    260,347
     151,000            CitiCorp Capital I, 7.933%,
                          due 02/15/27                                    175,652
      65,000      #     Corestates Capital Trust I,
                          8.000%, due 12/15/26                             75,661
     425,000            Countrywide Home Loans, Inc.,
                          4.250%, due 12/19/07                            438,415
      10,000   @@,#,L   Eircom Funding, 8.250%,
                          due 08/15/13                                     10,800
     145,000      #     Farmers Exchange Capital,
                          7.050%, due 07/15/28                            136,073
     315,000      #     Farmers Exchange Capital,
                          7.200%, due 07/15/48                            279,786
     154,000      L     Ford Motor Credit Co., 5.625%,
                          due 10/01/08                                    155,932
     180,000            Ford Motor Credit Co., 7.375%,
                          due 10/28/09                                    192,097
     390,000      L     General Electric Capital Corp.,
                          3.500%, due 08/15/07                            397,570
     184,000            General Motors Acceptance Corp.,
                          6.625%, due 10/15/05                            196,127
       5,000      #     HLI Operating Co., Inc., 10.500%,
                          due 06/15/10                                      5,475
       2,103      #     Hollinger Participation Trust,
                          12.125%, due 11/15/10                             2,379
     302,000      L     Lehman Brothers Holdings, Inc.,
                          3.500%, due 08/07/08                            302,943

                 See Accompanying Notes to Financial Statements

ING
BOND
FUND   PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited) (Continued)

PRINCIPAL
AMOUNT                                                                 VALUE
---------------------------------------------------------------------------------
                        DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
$    284,000     #,X    Mangrove Bay Pass-Through
                          Trust, 6.102%, due 07/15/33              $      280,615
       5,000            Nexstar Finance, Inc., 12.000%,
                          due 04/01/08                                      5,625
     310,000    @@,#    PF Export Receivables Master
                          Trust, 3.748%, due 06/01/13                     307,804
     311,855    @@,#    PF Export Receivables Master
                          Trust, 6.436%, due 06/01/15                     312,087
       5,000     #,L    Universal City Development
                          Partners, 11.750%,
                          due 04/01/10                                      5,650
     150,000      #     Wachovia Capital Trust V,
                          7.965%, due 06/01/27                            182,462
                                                                   --------------
                                                                        4,700,068
                                                                   --------------
                        ELECTRIC: 2.5%
     153,000      #     Calpine Corp., 6.853%,
                          due 07/15/07                                    144,011
     180,000     #,L    Consumers Energy Co., 4.250%,
                          due 04/15/08                                    182,630
     279,000      #     Consumers Energy Co., 4.800%,
                          due 02/17/09                                    286,468
      25,000            Homer City Funding LLC, 8.734%,
                          due 10/01/26                                     25,750
     393,000      #     Indianapolis Power & Light,
                          6.300%, due 07/01/13                            403,784
     284,000            Nisource Finance Corp., 6.150%,
                          due 03/01/13                                    304,608
     184,000            Nisource Finance Corp., 7.625%,
                          due 11/15/05                                    203,577
     410,000      #     Ohio Edison Co., 4.000%,
                          due 05/01/08                                    405,737
     579,000            Ohio Power Co., 6.375%,
                          due 07/15/33                                    590,002
     270,000      #     Oncor Electric Delivery Co.,
                          6.375%, due 01/15/15                            296,918
     220,000            Penn Electric Co., 6.625%,
                          due 04/01/19                                    233,235
     240,000      #     PG&E Corp., 6.875%,
                          due 07/15/08                                    253,200
     232,000      #     TXU Energy Co., 7.000%,
                          due 03/15/13                                    252,731
                                                                   --------------
                                                                        3,582,651
                                                                   --------------
                        ELECTRONICS: 0.0%
      20,000            Stoneridge, Inc., 11.500%,
                          due 05/01/12                                     22,950
                                                                   --------------
                                                                           22,950
                                                                   --------------
                        ENTERTAINMENT: 0.0%
      20,000            Carmike Cinemas, Inc., 10.375%,
                          due 02/01/09                                     21,100
                                                                   --------------
                                                                           21,100
                                                                   --------------
                        ENVIRONMENTAL CONTROL: 0.1%
     178,000            Allied Waste North America,
                          7.625%, due 01/01/06                            186,900
                                                                   --------------
                                                                          186,900
                                                                   --------------
                        FOOD: 1.3%
      35,000            Great Atlantic & Pacific Tea Co.,
                          9.125%, due 12/15/11                             33,075
$    135,000      L     Kroger Co., 5.500%,
                          due 02/01/13                             $      141,460
     189,000            Kroger Co., 7.250%,
                          due 06/01/09                                    220,183
     349,000            Safeway, Inc., 4.800%,
                          due 07/16/07                                    367,859
     514,000            Supervalu, Inc., 7.875%,
                          due 08/01/09                                    601,457
     481,000            Tyson Foods, Inc., 7.250%,
                          due 10/01/06                                    536,099
                                                                   --------------
                                                                        1,900,133
                                                                   --------------
                        FOREST PRODUCTS & PAPER: 0.7%
     260,000     @@     Abitibi-Consolidated, Inc.,
                          6.950%, due 12/15/06                            271,213
     144,000     @@     Abitibi-Consolidated, Inc.,
                          6.950%, due 04/01/08                            148,378
     212,000            Fort James Corp., 6.625%,
                          due 09/15/04                                    218,360
     328,000            Weyerhaeuser Co., 6.875%,
                          due 12/15/33                                    347,984
                                                                   --------------
                                                                          985,935
                                                                   --------------
                        HOME BUILDERS: 0.0%
      10,000            Meritage Corp., 9.750%,
                          due 06/01/11                                     11,000
                                                                   --------------
                                                                           11,000
                                                                   --------------
                        INSURANCE: 0.8%
     380,000      #     Farmers Insurance Exchange,
                          8.625%, due 05/01/24                            388,726
     290,000      #     Monumental Global Funding II,
                          3.850%, due 03/03/08                            296,613
     438,000     #,L    Zurich Capital Trust I, 8.376%,
                          due 06/01/37                                    503,663
                                                                   --------------
                                                                        1,189,002
                                                                   --------------
                        LODGING: 0.5%
     297,000            MGM Mirage, 6.000%,
                          due 10/01/09                                    299,970
     178,000            Park Place Entertainment Corp.,
                          9.375%, due 02/15/07                            197,135
     178,000            Starwood Hotels & Resorts
                          Worldwide, Inc., 7.375%,
                          due 05/01/07                                    191,795
                                                                   --------------
                                                                          688,900
                                                                   --------------
                        MEDIA: 0.5%
     155,000      L     AOL Time Warner, Inc., 6.875%,
                          due 05/01/12                                    174,258
     119,000      #     Echostar DBS Corp., 0.000%,
                          due 10/01/08                                    121,826
     163,000      #     Echostar DBS Corp., 5.750%,
                          due 10/01/08                                    164,019
       5,000            Paxson Communications Corp.,
                          10.750%, due 07/15/08                             5,306
      15,000            Salem Communications Holding
                          Corp., 9.000%, due 07/01/11                      16,219
     197,000            Time Warner, Inc., 6.950%,
                          due 01/15/28                                    208,800
                                                                   --------------
                                                                          690,428
                                                                   --------------

                 See Accompanying Notes to Financial Statements

ING
BOND
FUND   PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited) (Continued)

PRINCIPAL
AMOUNT                                                                 VALUE
---------------------------------------------------------------------------------
                        MISCELLANEOUS MANUFACTURING: 0.4%
$    510,000            General Electric Co., 5.000%,
                          due 02/01/13                             $      523,783
                                                                   --------------
                                                                          523,783
                                                                   --------------
                        MULTI-NATIONAL: 0.6%
     424,000     @@     Corp Andina de Fomento CAF,
                          5.200%, due 05/21/13                            421,121
     403,000     @@     Corp Andina de Fomento CAF,
                          6.875%, due 03/15/12                            448,380
                                                                   --------------
                                                                          869,501
                                                                   --------------
                        OIL AND GAS: 2.4%
     320,000            Amerada Hess Corp., 5.900%,
                          due 08/15/06                                    345,183
     291,000      L     Amerada Hess Corp., 7.125%,
                          due 03/15/33                                    306,987
       5,000      #     Energy Partners Ltd., 8.750%,
                          due 08/01/10                                      5,150
     411,000            Enterprise Products Partners LP,
                          6.875%, due 03/01/33                            444,465
   1,059,000    @@,+    Husky Oil Co., 8.900%,
                          due 08/15/28                                  1,245,648
      19,000            Nuevo Energy Co., 9.500%,
                          due 06/01/08                                     20,069
     510,000      L     Pemex Project Funding Master
                          Trust, 7.375%, due 12/15/14                     550,800
     210,000      L     Valero Energy Corp., 7.500%,
                          due 04/15/32                                    234,578
     230,000            Valero Energy Corp., 8.750%,
                          due 06/15/30                                    287,712
                                                                   --------------
                                                                        3,440,592
                                                                   --------------
                        PACKAGING AND CONTAINERS: 0.6%
     406,000      #     Sealed Air Corp., 5.625%,
                          due 07/15/13                                    412,051
     452,000      #     Sealed Air Corp., 6.950%,
                          due 05/15/09                                    505,838
                                                                   --------------
                                                                          917,889
                                                                   --------------
                        PIPELINES: 0.7%
     409,000            CenterPoint Energy Resources
                          Corp., 8.125%, due 07/15/05                     438,817
      80,000            Duke Energy Field Services LLC,
                          7.500%, due 08/16/05                             87,777
     370,000            Kinder Morgan Energy Partners
                          LP, 7.300%, due 08/15/33                        428,096
      25,000            Southern Natural Gas Co.,
                          7.350%, due 02/15/31                             23,125
                                                                   --------------
                                                                          977,815
                                                                   --------------
                        REAL ESTATE: 0.7%
     395,000            EOP Operating LP, 7.750%,
                          due 11/15/07                                    459,762
     465,000            Liberty Property LP, 7.750%,
                          due 04/15/09                                    553,027
                                                                   --------------
                                                                        1,012,789
                                                                   --------------
                        REITs: 0.6%
     258,000            Simon Property Group LP,
                          4.875%, due 03/18/10                            266,515
     499,000            Simon Property Group LP,
                          6.375%, due 11/15/07                            555,631
                                                                   --------------
                                                                          822,146
                                                                   --------------
                        RETAIL: 0.2%
$     14,000            Dollar General Corp., 8.625%,
                          due 06/15/10                             $       15,628
     210,000            Sears Roebuck Acceptance,
                          6.250%, due 05/01/09                            233,509
                                                                   --------------
                                                                          249,137
                                                                   --------------
                        SAVINGS AND LOANS: 0.3%
     440,000            Washington Mutual, Inc.,
                          4.375%, due 01/15/08                            456,753
                                                                   --------------
                                                                          456,753
                                                                   --------------
                        SEMICONDUCTORS: 0.0%
      10,000            AMI Semiconductor, Inc.,
                          10.750%, due 02/01/13                            11,350
       5,000      #     Amkor Technology, Inc.,
                          7.750%, due 05/15/13                              5,050
                                                                   --------------
                                                                           16,400
                                                                   --------------
                        TELECOMMUNICATIONS: 3.4%
      10,000     #,L    ACC Escrow Corp., 10.000%,
                          due 08/01/11                                     10,800
       5,000      L     American Tower Corp., 9.375%,
                          due 02/01/09                                      5,125
     281,000            AT&T Corp., 6.000%,
                          due 03/15/09                                    302,992
     350,000      L     AT&T Corp., 7.800%,
                          due 11/15/11                                    405,285
     160,000      L     AT&T Corp., 8.500%,
                          due 11/15/31                                    190,097
     381,000            AT&T Wireless Services, Inc.,
                          8.125%, due 05/01/12                            453,237
       5,000            Qwest Communications Intl.,
                          7.500%, due 11/01/08                              4,825
     411,000            Sprint Capital Corp., 6.000%,
                          due 01/15/07                                    442,689
     666,000            Sprint Capital Corp., 6.875%,
                          due 11/15/28                                    651,762
     728,000            TCI Communications Finance,
                          9.650%, due 03/31/27                            863,591
     465,000     @@     TELUS Corp., 8.000%,
                          due 06/01/11                                    543,801
     694,000            Verizon Florida, Inc., 6.125%,
                          due 01/15/13                                    760,539
     280,000            Verizon Virginia, Inc., 4.625%,
                          due 03/15/13                                    276,096
                                                                   --------------
                                                                        4,910,839
                                                                   --------------
                        Total Corporate Bonds
                          (Cost $36,775,261)                           38,312,717
                                                                   --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 39.4%

                        FEDERAL HOME LOAN MORTGAGE
                          CORPORATION: 4.6%
      92,000            4.000%, due 04/15/21                               94,260
   1,345,000            4.250%, due 06/15/05                            1,408,153
   1,101,813            5.500%, due 05/01/23                            1,134,174
   1,760,857            5.500%, due 05/15/31                            1,793,275
   1,340,000            5.875%, due 03/21/11                            1,476,076
     610,000            6.000%, due 11/01/03 TBA                          628,681
     117,460            7.500%, due 12/01/11                              125,033
      35,076            7.500%, due 11/01/28                               37,604
                                                                   --------------
                                                                        6,697,256
                                                                   --------------

                 See Accompanying Notes to Financial Statements

ING
BOND
FUND   PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited) (Continued)

PRINCIPAL
AMOUNT                                                                 VALUE
---------------------------------------------------------------------------------
                        FEDERAL NATIONAL MORTGAGE
                          ASSOCIATION: 30.6%
$  1,415,000      L     2.375%, due 04/13/06                       $    1,419,286
      70,000            2.859%, due 12/26/29                               70,400
   1,530,000      L     2.875%, due 05/19/08                            1,508,832
   1,390,000      L     4.000%, due 09/02/08                            1,428,174
     683,000            4.000%, due 06/25/16                              699,717
     678,000      X     4.750%, due 12/25/42                              693,573
   3,555,000            5.000%, due 10/15/18 TBA                        3,642,766
   6,025,000            5.000%, due 11/15/33 TBA                        6,006,172
   2,630,000            5.250%, due 04/15/07                            2,876,063
      45,000            5.500%, due 10/15/18 TBA                           46,561
   7,310,000            5.500%, due 11/01/32 TBA                        7,431,067
      65,006            6.000%, due 08/01/16                               67,876
      16,413            6.000%, due 12/01/16                               17,137
     316,042            6.000%, due 01/01/17                              329,995
      21,886            6.000%, due 02/01/17                               22,853
     586,217            6.000%, due 03/01/17                              612,098
   1,000,000            6.000%, due 09/01/17                            1,044,185
     918,216            6.000%, due 07/25/24                              969,287
       7,612            6.000%, due 07/01/29                                7,877
   7,065,000            6.000%, due 11/15/33 TBA                        7,272,533
     259,938            6.500%, due 11/01/13                              274,938
     659,970            6.500%, due 08/01/29                              688,748
   1,500,000            6.500%, due 04/01/30                            1,565,408
     214,979            6.500%, due 07/01/32                              224,160
   2,000,000            6.500%, due 08/01/32                            2,085,506
      68,838            7.000%, due 01/01/30                               72,920
     589,970            7.000%, due 06/01/31                              625,303
     144,986            7.000%, due 06/01/32                              153,421
      75,705            7.500%, due 07/01/11                               80,988
      12,541            7.500%, due 09/01/30                               13,388
      40,298            7.500%, due 10/01/30                               43,019
      53,818            7.500%, due 10/01/30                               57,451
      24,729            7.500%, due 11/01/30                               26,399
      16,094            7.500%, due 05/01/31                               17,181
     400,501            7.500%, due 02/01/32                              427,630
     680,496            7.500%, due 06/25/32                              746,632
     859,883            7.500%, due 01/25/48                              943,453
                                                                   --------------
                                                                       44,212,997
                                                                   --------------
                        GOVERNMENT NATIONAL
                          MORTGAGE ASSOCIATION: 4.2%
      35,741            3.425%, due 04/20/28                               36,734
   1,000,000            6.000%, due 10/01/32 TBA                        1,038,750
      16,450            6.500%, due 03/15/31                               17,292
     101,846            6.500%, due 08/15/31                              107,061
     200,823            6.500%, due 10/15/31                              211,108
     123,039            6.500%, due 11/15/31                              129,340
     806,545            6.500%, due 07/15/32                              847,554
     962,784            6.500%, due 09/15/32                            1,011,737
     193,294            7.000%, due 04/15/26                              206,389
     199,383            7.000%, due 05/15/31                              212,116
     154,574            7.000%, due 04/15/32                              164,404
     169,345            7.000%, due 05/15/32                              180,114
     246,285            7.500%, due 12/15/22                              265,709
      50,119            7.500%, due 10/15/26                               53,876
     163,137            7.500%, due 07/15/29                              174,724
       1,646            7.500%, due 11/15/30                                1,762
      89,896            7.500%, due 11/20/30                               95,490
     211,543            7.500%, due 12/15/30                              226,525
     221,150            7.500%, due 12/15/31                              236,807
     235,154            7.500%, due 05/15/32                              251,744
$    177,294            7.500%, due 05/15/32                       $      189,802
     331,403            8.000%, due 12/15/17                              362,713
                                                                   --------------
                                                                        6,021,751
                                                                   --------------
                        Total U.S. Government Agency
                          Obligations
                          (Cost $56,504,068)                           56,932,004
                                                                   --------------

U.S. TREASURY OBLIGATIONS: 11.3%

                        U.S. TREASURY BONDS: 1.7%
   2,324,000      L     5.375%, due 02/15/31                            2,494,670
                                                                   --------------
                                                                        2,494,670
                                                                   --------------
                        U.S. TREASURY NOTES: 9.6%
   8,090,000      L     2.000%, due 08/31/05                            8,179,750
     132,000      L     2.375%, due 08/15/06                              133,872
   1,750,000      L     3.000%, due 01/31/04                            1,762,033
   1,702,000      L     3.125%, due 09/15/08                            1,726,201
   1,933,000      L     4.250%, due 08/15/13                            1,982,156
                                                                   --------------
                                                                       13,784,012
                                                                   --------------
                        Total U.S. Treasury Obligations
                          (Cost $15,955,916)                           16,278,682
                                                                   --------------

ASSET BACKED SECURITIES: 3.1%

                        AUTOMOBILE ASSET BACKED
                          SECURITIES: 1.0%
   1,000,000            Capital Auto Receivables Asset
                          Trust, 2.750%, due 04/16/07                   1,018,805
     460,000            Nissan Auto Receivables Owner
                          Trust, 2.610%, due 07/15/08                     464,781
                                                                   --------------
                                                                        1,483,586
                                                                   --------------
                        CREDIT CARD ASSET BACKED
                          SECURITIES: 1.0%
     950,000            Citibank Credit Card Issuance
                          Trust, 5.650%, due 06/16/08                   1,033,153
     370,000            Fleet Credit Card Master Trust II,
                          2.400%, due 07/15/08                            373,606
                                                                   --------------
                                                                        1,406,759
                                                                   --------------
                        HOME EQUITY ASSET BACKED
                          SECURITIES: 0.8%
      70,000            Equity One Abs, Inc., 2.976%,
                          due 09/25/33                                     70,922
     274,000            Residential Funding Mortgage
                          Securities II, 3.450%,
                          due 01/25/16                                    279,900
     800,000            Saxon Asset Securities Trust,
                          3.960%, due 06/25/33                            803,344
                                                                   --------------
                                                                        1,154,166
                                                                   --------------
                        OTHER ASSET BACKED
                          SECURITIES: 0.3%
      25,000            Chase Funding Mortgage Loan,
                          2.734%, due 09/25/24                             25,059
      15,000            Chase Funding Mortgage Loan,
                          4.045%, due 05/25/33                             15,054
     355,000            Residential Asset Mortgage
                          Products, Inc., 2.140%,
                          due 02/25/30                                    350,894
                                                                   --------------
                                                                          391,007
                                                                   --------------
                        Total Asset Backed Securities
                          (Cost $4,387,615)                             4,435,518
                                                                   --------------

                 See Accompanying Notes to Financial Statements

ING
BOND
FUND   PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited) (Continued)

PRINCIPAL
AMOUNT                                                                 VALUE
---------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATION: 12.1%

                        COMMERCIAL MORTGAGE BACKED
                          SECURITIES: 6.3%
$    780,000            Chase Manhattan Bank-First
                          Union National Bank,
                          7.439%, due 08/15/31                     $      917,912
     460,000            CS First Boston Mortgage
                          Securities Corp., 3.382%,
                          due 05/15/38                                    445,063
     393,082            CS First Boston Mortgage
                          Securities Corp., 3.727%,
                          due 03/15/35                                    394,469
     500,000            First Union National Bank-
                          Bank of America Commercial
                          Mortgage Trust, 6.136%,
                          due 03/15/33                                    554,839
     700,000            GE Capital Commercial
                          Mortgage Corp., 6.531%,
                          due 05/15/33                                    796,035
     310,000            JP Morgan Chase Commercial
                          Mortgage Securities Corp.,
                          5.161%, due 10/12/37                            323,694
     650,000            JP Morgan Chase Commercial
                          Mortgage Securities Corp.,
                          6.162%, due 05/12/34                            724,446
   1,180,000            JP Morgan Chase Commercial
                          Mortgage Securities Corp.,
                          6.244%, due 04/15/35                          1,315,363
     890,000            LB-UBS Commercial Mortgage
                          Trust, 4.659%, due 12/15/26                     916,342
     550,000            LB-UBS Commercial Mortgage
                          Trust, 6.226%, due 03/15/26                     614,988
     400,000            LB-UBS Commercial Mortgage
                          Trust, 7.370%, due 08/15/26                     473,321
   1,180,000            Mortgage Capital Funding, Inc.,
                          6.663%, due 03/18/30                          1,333,115
     235,144            Prudential Commercial
                          Mortgage Trust, 3.669%,
                          due 02/11/36                                    235,649
                                                                   --------------
                                                                        9,045,236
                                                                   --------------
                        WHOLE LOAN COLLATERALLIZED
                          MORTGAGE: 4.9%
     822,264            Bank of America Alternative
                          Loan Trust, 5.500%,
                          due 02/25/33                                    850,740
     544,691            Bank of America Mortgage
                          Securities, 4.413%,
                          due 03/25/33                                    554,744
     112,600      X     Bear Stearns Adjustable Rate
                          Mortgage Trust, 6.029%,
                          due 01/25/32                                    112,600
   1,261,745            Bear Stearns Asset Backed
                          Securities, Inc., 5.625%,
                          due 11/25/32                                  1,288,181
   1,466,452            MASTR Alternative Loans
                          Trust, 6.500%, due 05/25/33                   1,496,929
     379,257            MASTR Asset Securitization
                          Trust, 8.000%, due 06/25/33                     392,783
      67,044            Prudential Home Mortgage
                          Securities, 7.500%,
                          due 06/25/07                                     67,327
   1,579,602            Washington Mutual, 5.000%,
                          due 06/25/18                                  1,630,701
$    700,000            Wells Fargo Mortgage Backed
                          Securities Trust, 4.500%,
                          due 08/25/18                             $      669,307
                                                                   --------------
                                                                        7,063,312
                                                                   --------------
                        WHOLE LOAN COLLATERALLIZED
                          PLANNED AMORTIZATION
                          CLASS: 0.9%
     973,220            MASTR Alternative Loans Trust,
                          8.500%, due 05/25/33                          1,037,214
     272,021            Residential Funding Securities
                          Corp., 8.500%, due 05/25/33                     302,163
                                                                   --------------
                                                                        1,339,377
                                                                   --------------
                        Total Collateralized Mortgage
                          Obligation
                          (Cost $17,209,173)                           17,447,925
                                                                   --------------

OTHER BONDS: 4.1%

                        SOVEREIGN: 4.1%
     253,000     @@     ARG Boden, 0.000%,
                          due 08/03/12                                    159,011
     384,000     @@     Brazilian Government Intl.
                          Bond, 2.188%, due 04/15/12                      310,684
     223,000     @@     Brazilian Government Intl.
                          Bond, 10.000%, due 08/07/11                     219,655
     225,000     @@     Brazilian Government Intl.
                          Bond, 11.000%, due 08/17/40                     213,750
     415,000    @@,X    Central Bank of Nigeria, 0.000%,
                          due 01/05/10                                    160,813
     320,000     @@     Colombia Government Intl.
                          Bond, 10.000%, due 01/23/12                     349,600
     159,000     @@     Colombia Government Intl.
                          Bond, 11.750%, due 02/25/20                     187,223
     223,000     @@     Dominican Republic Intl. Bond,
                          9.040%, due 01/23/13                            195,165
     226,000     @@     Ecuador Government Intl. Bond,
                          6.000%, due 08/15/30                            142,261
     232,000    @@,L    Mexico Government Intl. Bond,
                          4.625%, due 10/08/08                            237,220
     362,000    @@,L    Mexico Government Intl. Bond,
                          6.625%, due 03/03/15                            381,185
     185,560     @@     Panama Government Intl. Bond,
                          1.938%, due 07/17/16                            159,479
      95,000     @@     Peru Government Intl. Bond,
                          4.500%, due 03/07/17                             84,155
     177,000    @@,L    Peru Government Intl. Bond,
                          9.125%, due 02/21/12                            197,798
     315,000     @@     Philippine Government Intl.
                          Bond, 9.875%, due 01/15/19                      343,744
     225,000     @@     Republic of Bulgaria, 8.250%,
                          due 01/15/15                                    257,473
     125,000     @@     Republic of Salvador, 7.750%,
                          due 01/24/23                                    132,277
     827,000     @@     Russia Government Intl. Bond,
                          5.000%, due 03/31/30                            783,582
      59,000    @@,L    Turkey Government Intl. Bond,
                          9.500%, due 01/15/14                             60,328
     468,000    @@,L    Turkey Government Intl. Bond,
                          12.375%, due 06/15/09                           551,069
     100,000     @@     Ukraine Government Intl. Bond,
                          7.650%, due 06/11/13                            100,000
      72,521    @@,#    Ukraine Government Intl. Bond,
                          11.000%, due 03/15/07                            80,796

                 See Accompanying Notes to Financial Statements

ING
BOND
FUND   PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited) (Continued)

PRINCIPAL
AMOUNT                                                                 VALUE
---------------------------------------------------------------------------------
                        SOVEREIGN (CONTINUED)
$    171,000    @@,L    Uruguay Government Intl.
                          Bond, 7.500%, due 03/15/15               $      132,525
     291,000     @@     Venezuela Government Intl.
                          Bond, 9.250%, due 09/15/27                      226,398
     279,000    @@,#    Venezuela Government Intl.
                          Bond, 10.750%, due 09/19/13                     258,075
                                                                   --------------

                        Total Other Bonds
                         (Cost $5,562,861)                              5,924,266
                                                                   --------------

SHARES                                                                 VALUE
---------------------------------------------------------------------------------
PREFERRED STOCK: 0.0%

                        MEDIA: 0.0%
          50            Cablevision Systems Corp.                  $        5,238
         250            Primedia, Inc.                                     24,062
                                                                   --------------
                                                                           29,300
                                                                   --------------
                        Total Preferred Stock
                          (Cost $29,000)                                   29,300
                                                                   --------------
                        Total Long Term Investments
                          (Cost $136,423,894)                         139,360,412
                                                                   --------------

PRINCIPAL
AMOUNT                                                                 VALUE
---------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 20.7%

                        COMMERCIAL PAPER: 17.5%
$    500,000      S     Blue Ridge Asset, 1.080%,
                          due 10/07/03                             $      500,000
     500,000      S     Boston Scientific Corp.,
                          1.130%, due 10/10/03                            499,830
     482,000      S     Boston Scientific Corp., 1.180%,
                          due 10/28/03                                    481,523
   1,000,000      S     Boston Scientific Corp., 1.210%,
                          due 10/02/03                                    999,960
     750,000      S     Concord Minutemen Capital,
                          1.150%, due 10/04/04                            750,153
   1,500,000      S     Concord Minutemen Capital,
                          1.150%, due 10/07/04                          1,500,000
     600,000      S     Concord Minutemen Capital,
                          1.150%, due 10/08/04                            600,000
   1,400,000      S     Cox Communications, 1.150%,
                          due 10/09/03                                  1,399,580
     700,000      S     Crown Point Capital, 1.060%,
                          due 10/07/03                                    700,000
     700,000      S     Crown Point Capital, 1.080%,
                          due 10/14/03                                    699,713
   1,400,000      S     Daimler Chrysler, 1.240%,
                          due 10/30/03                                  1,398,530
   1,100,000      S     General Mills, 1.120%,
                          due 10/08/03                                  1,099,703
   1,400,000      S     General Motors Corp., 1.270%,
                          due 10/22/03                                  1,398,908
     862,000      S     Hertz Corp., 1.270%,
                          due 10/03/03                                    861,931
     500,000      S     Hertz Corp., 1.270%,
                          due 10/07/03                                    499,885
   1,500,000      S     John Deere Capital, 1.130%,
                          due 10/23/03                                  1,498,770
   1,000,000      S     Jupiter Securitization Corp.,
                          1.070%, due 10/08/03                          1,000,000
   1,000,000      S     Kraft Foods, 1.230%,
                          due 10/17/03                                    999,400
$    500,000      S     Kraft Foods, 1.240%,
                          due 10/16/03                             $      499,720
     398,000      S     Old Line Funding Corp.,
                          1.080%, due 10/17/03                            397,813
     100,000      S     Royal Bank of Scotland,
                          1.050%, due 10/16/03                             99,955
   1,000,000      S     Safeway, Inc., 1.130%,
                          due 10/30/03                                    998,950
   1,500,000      S     Sears Roebuck Acceptance,
                          1.230%, due 10/24/03                          1,498,875
     500,000      S     St. Germain Holdings Ltd.,
                          1.070%, due 10/09/03                            500,000
   1,000,000      S     St. Germain Holdings Ltd.,
                          1.070%, due 10/23/03                            998,750
   1,395,000      S     St. Germain Holdings Ltd.,
                          1.080%, due 10/16/03                          1,395,000
     500,000            Thunder Bay, 1.080%,
                          due 10/15/03                                    500,000
   1,500,000      S     Yorktown Capital, LLC, 1.060%,
                          due 10/02/03                                  1,500,000
                                                                   --------------
                                                                       25,276,949
                                                                   --------------

               REPURCHASE AGREEMENT: 3.2%
   4,562,000    Goldman Sachs Repurchase Agreement dated
                  09/30/03, 1.090%, due 10/01/03,
                  $4,562,138 to be received upon
                  repurchase (Collateralized by various
                  U.S. Government Securities,
                  1.300%-7.250%, market value
                  $4,632,722, due 03/15/04-05/15/29)                    4,562,000
                                                                   --------------
                                                                        4,562,000
                                                                   --------------
                Total Short-term
                  Investments
                  (Cost $29,838,679)                                   29,838,949
                                                                   --------------
                TOTAL INVESTMENTS IN
                  SECURITIES (COST
                  $166,262,573)*                           117.3%  $  169,199,361
                OTHER ASSETS AND
                  LIABILITIES-NET                          (17.3)     (24,900,733)
                                                           -----   --------------
                NET ASSETS                                 100.0%  $  144,298,628
                                                           =====   ==============

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation                      $    3,264,768
                Gross Unrealized Depreciation                            (328,250)
                                                                   --------------
                Net Unrealized Appreciation                        $    2,936,518
                                                                   ==============

@@    Foreign Issuer
PLC   Public Limited Company
REITs Real Estate Investment Trusts
TBA   To be announced
+ Step-up basis bond. Interest rates shown reflect current and future coupon rates.
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
L Loaned security, a portion or all of the security is on loan at September 30, 2003.
S Segregated Securities for when issued or delayed delivery securities held at September 30, 2003.
X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

                 See Accompanying Notes to Financial Statements

ING
Government
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)

PRINCIPAL
AMOUNT                                                                 VALUE
---------------------------------------------------------------------------------
CORPORATE BONDS: 2.9%

                        DIVERSIFIED FINANCIAL
                         SERVICES: 0.9%
$    750,000            Ford Motor Credit Co.,
                          5.625%, due 10/01/08                     $      759,410
                                                                   --------------
                                                                          759,410
                                                                   --------------
                        MULTI-NATIONAL: 2.0%
   1,500,000            International Finance Corp.,
                          5.250%, due 05/02/06                          1,620,258
                                                                   --------------
                                                                        1,620,258
                                                                   --------------
                        Total Corporate Bonds
                          (Cost $2,245,562)                             2,379,668
                                                                   --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 56.7%

                        FEDERAL HOME LOAN BANK: 3.1%
   1,500,000            2.500%, due 12/15/05                            1,525,311
   1,000,000            3.625%, due 10/15/04                            1,024,629
                                                                   --------------
                                                                        2,549,940
                                                                   --------------
                        FEDERAL HOME LOAN MORTGAGE
                          CORPORATION: 17.4%
   5,000,000            3.500%, due 09/15/07                            5,147,699
   2,000,000            4.125%, due 01/17/06                            2,016,296
   1,000,000      L     5.125%, due 10/15/08                            1,090,430
   2,000,000            5.500%, due 07/15/06                            2,183,198
   3,000,000            5.875%, due 03/21/11                            3,304,647
      82,847            9.500%, due 02/01/17                               92,363
      47,722            9.500%, due 07/01/20                               53,150
      45,551            9.500%, due 12/01/22                               50,904
      74,458            10.500%, due 07/01/20                              84,629
      29,750            11.500%, due 02/01/16                              33,875
                                                                   --------------
                                                                       14,057,191
                                                                   --------------
                        FEDERAL NATIONAL MORTGAGE
                          ASSOCIATION: 35.2%
     900,000            2.375%, due 04/13/06                              902,726
   1,700,000            4.000%, due 09/02/08                            1,746,687
   2,670,000      L     4.375%, due 10/15/06                            2,840,253
   4,999,503            5.000%, due 05/01/18                            5,121,970
   1,660,000            5.250%, due 04/15/07                            1,815,310
   1,500,000            5.250%, due 08/01/12                            1,569,396
   1,999,800            5.500%, due 07/01/33                            2,041,983
     999,900            5.500%, due 09/01/33                            1,020,992
   1,999,800            5.500%, due 09/01/33                            2,041,983
   3,000,000            6.000%, due 12/15/05                            3,279,561
   2,467,726            6.056%, due 07/01/12                            2,756,559
   1,000,000      L     7.000%, due 07/15/05                            1,097,212
   2,000,000            7.125%, due 02/15/05                            2,157,626
      50,898            10.000%, due 06/01/20                              57,533
      68,412            10.000%, due 10/01/20                              77,265
      21,645            10.500%, due 04/01/19                              24,155
                                                                   --------------
                                                                       28,551,211
                                                                   --------------
                        GOVERNMENT NATIONAL
                          MORTGAGE ASSOCIATION: 0.7%
      89,302            7.000%, due 12/15/23                               95,671
     130,917            7.000%, due 04/15/26                              139,786
      99,880            9.000%, due 05/15/16                              110,697
     114,028            9.000%, due 07/15/16                              126,377
      36,324            9.500%, due 09/20/19                               40,237
      34,012            9.500%, due 11/15/21                               37,807
                                                                   --------------
                                                                          550,575
                                                                   --------------
                        SMALL BUSINESS
                          ADMINISTRATION: 0.3%
$    192,250            8.250%, due 11/01/11                       $      209,038
                                                                   --------------
                                                                          209,038
                                                                   --------------
                        Total U.S. Government
                          Agency Obligations
                          (Cost $44,648,074)                           45,917,955
                                                                   --------------

U.S. TREASURY OBLIGATIONS: 32.6%

                        U.S. TREASURY NOTES: 29.6%
   1,377,000      L     2.000%, due 08/31/05                            1,392,276
  10,000,000      L     3.000%, due 01/31/04                           10,068,760
   1,287,000      L     3.125%, due 09/15/08                            1,305,300
   1,482,000      L     3.500%, due 11/15/06                            1,548,980
   1,442,000      L     4.250%, due 08/15/13                            1,478,670
   1,000,000      L     4.375%, due 05/15/07                            1,073,829
   1,000,000      L     4.625%, due 05/15/06                            1,073,555
   5,000,000      L     5.750%, due 11/15/05                            5,441,410
     500,000      L     6.625%, due 05/15/07                              575,997
                                                                   --------------
                                                                       23,958,777
                                                                   --------------
                        U.S. TREASURY STRIP PRINCIPAL: 3.0%
     930,000            0.000%, due 08/15/05                              905,518
   2,600,000            0.000%, due 02/15/15                            1,557,002
                                                                   --------------
                                                                        2,462,520
                                                                   --------------
                        Total U.S. Treasury Obligations
                          (Cost $25,885,613)                           26,421,297
                                                                   --------------
                        Total Long Term Investments
                          (Cost $72,779,249)                           74,718,920
                                                                   --------------

SHORT-TERM INVESTMENTS: 4.9%

               REPURCHASE AGREEMENT: 4.9%
   3,929,000   Morgan Stanley Repurchase
                 Agreement dated 09/30/03,
                 1.050%, due 10/01/03,
                 $3,929,115 to be received
                 upon repurchase
                 (Collateralized by Federal
                 Home Loan Bank, 3.750%,
                 market value $4,027,520,
                 due 03/30/07)                                          3,929,000
                                                                   --------------
               Total Short-term Investments
                 (Cost $3,929,000)                                      3,929,000
                                                                   --------------
               TOTAL INVESTMENTS IN
                 SECURITIES (COST $76,708,249)*             97.1%  $   78,647,920
               OTHER ASSETS AND
                 LIABILITIES--NET                            2.9        2,357,677
                                                           -----   --------------
               NET ASSETS                                  100.0%  $   81,005,597
                                                           =====   ==============

L Loaned security, a portion or all of the security is on loan at September 30, 2003.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                       $    1,939,670
               Gross Unrealized Depreciation                                   --
                                                                   --------------
               Net Unrealized Appreciation                         $    1,939,670
                                                                   --------------

                 See Accompanying Notes to Financial Statements

ING AELTUS
MONEY MARKET
FUND(1)            PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)

PRINCIPAL
AMOUNT                                                                 VALUE
---------------------------------------------------------------------------------
CORPORATE NOTES: 48.5%
$  3,160,000            Associates Corp. NA,
                        5.750%, due 11/01/03                       $    3,171,379
   2,100,000            Bank of America Corp.,
                          5.750%, due 03/01/04                          2,138,414
   2,000,000            Bank of New York Co., Inc.,
                          1.110%, due 10/27/04                          2,000,000
   1,300,000     @@     Bank of Scotland Treasury
                          Services, 1.110%, due
                          01/22/04                                      1,300,148
   3,500,000            Bank One NA, 1.040%,
                          due 02/24/04                                  3,499,859
   3,500,000            Bank One NA, 1.040%,
                          due 03/04/04                                  3,499,852
   3,100,000            Bank One NA, 1.160%,
                          due 02/23/04                                  3,101,720
   4,100,000     @@     Barclays Bank PLC, 1.030%,
                          due 03/08/04                                  4,099,822
   4,000,000     @@     Barclays Bank PLC, 1.620%,
                          due 12/09/03                                  4,001,272
   2,000,000            Bear Stearns Co., Inc., 1.730%,
                        due 05/24/04                                    2,008,171
     865,000            Bell Atlantic, 5.875%, due
                          02/01/04                                        877,313
   3,500,000            Bellsouth Corp., 4.160%,
                          due 04/26/04                                  3,553,778
   3,500,000            BP Amoco Capital PLC,
                          1.045%, due 03/08/04                          3,500,000
   2,500,000            Chase Manhattan Bank,
                          1.080%, due 06/30/04                          2,500,000
   1,600,000            First Union National Bank,
                          1.316%, due 06/08/04                          1,602,933
   1,300,000            First Union National Bank,
                          1.370%, due 02/20/04                          1,301,503
   2,100,000            First Union National Bank,
                          1.403%, due 07/30/04                          2,106,137
   4,000,000            First USA Bank, 1.360%,
                          due 08/06/04                                  4,009,279
   4,100,000            General Electric Capital Corp.,
                          1.120%, due 01/28/04                          4,100,807
   3,000,000            General Electric Capital Corp.,
                          1.180%, due 10/22/03                          3,000,176
   5,000,000            General Electric Capital Corp.,
                          1.200%, due 10/08/04                          5,000,000
   3,300,000            GTE North, Inc., 6.000%, due
                          01/15/04                                      3,344,760
   4,100,000            HBOS Treasury Services PLC,
                          1.130%, due 10/22/04                          4,099,999
   3,000,000            HBOS Treasury Services PLC,
                          1.150%, due 08/23/04                          3,002,168
   1,300,000            Heller Financial, Inc., 6.000%,
                          due 03/19/04                                  1,327,854
   5,100,000            Key Bank NA, 1.134%, due
                          08/03/04                                      5,102,113
   2,900,000            Lehman Brothers Holdings,
                          1.420%, due 06/10/04                          2,906,684
   3,600,000      I     M-MKT Trust Lly, 1.170%, due
                          06/03/04                                      3,600,000
   3,900,000      I     M-MKT Trust Lly, 1.220%, due
                          02/19/04                                      3,899,247
   2,000,000            Merrill Lynch & Co., 1.160%,
                          due 11/19/03                                  2,000,232
   4,900,000            Merrill Lynch & Co., 1.420%,
                          due 03/08/04                                  4,907,330
$  4,000,000     @@     Rabobank Nederland NV
                          1.043%, due 01/22/04                     $    4,000,000
   4,000,000     @@     Rabobank Nederland NV,
                          1.045%, due 01/23/04                          4,000,000
   4,000,000            Salomon Smith Barney,
                          1.240%, due 02/20/04                          4,002,608
   2,400,000            Salomon Smith Barney,
                          1.260%, due 11/13/03                          2,400,511
   5,900,000            SBC Communications, Inc.,
                          4.180%, due 06/05/04                          6,017,576
   7,000,000            Toyota Motor Corp., 1.070%,
                          due 01/16/04                                  7,000,000
   3,000,000            U.S. Bank National Association,
                          1.260%, due 04/13/04                          3,003,049
   1,750,000            US Bank NA, 1.170%, due
                          11/14/03                                      1,750,201
   4,700,000            Wells Fargo Bank NA,
                          1.060%, due 11/24/03                          4,700,000
   4,000,000            Wells Fargo Bank NA,
                          1.060%, due 01/26/04                          4,000,000
   2,000,000            Wells Fargo Bank NA,
                          1.060%, due 02/06/04                          2,000,000
   2,500,000            Wells Fargo Bank NA,
                          1.109%, due 10/01/04                          2,500,000
                                                                   --------------
                        Total Corporate Notes
                          (Cost $139,936,895)                         139,936,895
                                                                   --------------
COMMERCIAL PAPER: 23.8%
   3,000,000            Concord Minutemen
                          Capital Co., 1.080%,
                          due 01/13/04                                  2,990,640
   2,700,000            Concord Minutemen
                          Capital Co., 1.150%,
                          due 10/07/04                                  2,700,000
   2,600,000            Concord Minutemen
                          Capital Co., 1.150%,
                          due 10/08/04                                  2,600,000
   6,000,000            Concord Minutemen
                          Capital Co., 1.150%,
                          due 10/15/04                                  5,999,999
   2,900,000            Crown Point Capital Co.,
                          1.060%, due 10/03/03                          2,899,829
   2,900,000            Crown Point Capital Co.,
                          1.060%, due 10/07/03                          2,899,488
   3,100,000            Crown Point Capital Co.,
                          0.950%, due 10/09/03                          3,099,345
   2,900,000            Crown Point Capital Co.,
                          1.060%, due 10/20/03                          2,898,378
   3,100,000            Edison Asset Securitization,
                          1.070%, due 11/03/03                          3,096,959
   3,000,000            Edison Asset Securitization,
                          1.140%, due 11/17/03                          2,995,535
   2,900,000      I     Goldman Sachs Group, Inc.,
                          1.130%, due 12/04/03                          2,900,000
   3,000,000      I     Goldman Sachs Group, Inc.,
                          1.140%, due 12/12/03                          3,000,000
   3,500,000      I     Goldman Sachs Group, Inc.,
                          1.400%, due 10/27/03                          3,500,000
   3,000,000            Jupiter Securitization Corp.,
                          1.070%, due 10/08/03                          2,999,376
   6,700,000      I     M-MKT Trust Series A-1,
                          1.270%, due 10/08/04                          6,700,000

                 See Accompanying Notes to Financial Statements

ING AELTUS
MONEY MARKET
FUND(1)            PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                   (Continued)

PRINCIPAL
AMOUNT                                                                 VALUE
---------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
$  2,900,000            Old Line Funding Corp.,
                          1.060%, due 10/06/03                     $    2,899,573
   3,000,000            St. Germain Holdings Ltd.,
                          1.080%, due 10/01/03                          3,000,000
   2,900,000            St. Germain Holdings Ltd.,
                          1.060%, due 10/10/03                          2,899,232
   2,900,000            Thunder Bay Funding, Inc.,
                          1.060%, due 10/28/03                          2,897,695
   5,400,000            Verizon Global Funding,
                          1.230%, due 10/14/04                          5,400,000
                                                                   --------------
                        Total Commercial Paper
                          (Cost $68,376,049)                           68,376,049
                                                                   --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.3%
   2,800,000            Federal Home Loan Bank,
                          1.500%, due 09/03/04                          2,800,000
   4,300,000            Federal Home Loan Bank,
                          5.375%, due 01/05/04                          4,347,424
   2,000,000            Federal Home Loan Bank,
                          5.500%, due 02/25/04                          2,032,789
     800,000            Federal Home Loan
                          Mortgage Corp.,
                          3.400%, due 02/20/04                            806,196
   3,400,000            Federal National
                          Mortgage Association,
                          5.125%, due 02/13/04                          3,447,745
   3,400,000            Federal National
                          Mortgage Association,
                          1.200%, due 08/23/04                          3,400,000
   3,300,000            Federal National
                          Mortgage Association,
                          1.250%, due 07/07/04                          3,300,000
   3,000,000            Federal National
                          Mortgage Association,
                          1.250%, due 08/27/04                          3,000,000
   3,000,000            Federal National
                          Mortgage Association,
                          1.300%, due 08/30/04                          3,000,000
   4,600,000            Federal National
                          Mortgage Association,
                          1.450%, due 09/14/04                          4,600,000
   6,000,000            Freddie Mac,
                          3.250%, due 01/15/04                          6,034,238
   1,500,000            Student Loan
                          Marketing Association,
                          1.023%, due 11/20/03                          1,499,932
                                                                   --------------
                        Total U.S. Government
                          Agency Obligations
                          (Cost $38,268,324)                           38,268,324
                                                                   --------------

CERTIFICATES OF DEPOSIT: 8.0%
   3,000,000     @@     Canadian Imperial Bank,
                          1.045%, due 12/15/03                          3,000,032
   3,000,000            Credit Suisse First Boston,
                          1.045%, due 10/16/03                          2,999,954
   4,100,000            State Street Bank & Trust,
                          1.220%, due 07/06/04                          4,100,000
   3,300,000            Washington Mutual Bank,
                          1.100%, due 11/13/03                          3,300,000
   3,100,000            Washington Mutual Bank,
                          1.106%, due 07/29/04                          3,100,000
$  3,000,000            Washington Mutual Bank,
                          1.220%, due 11/25/03                     $    3,000,000
   3,600,000            Washington Mutual Bank,
                          1.290%, due 10/17/03                          3,600,000
                                                                   --------------
                        Total Certificates Of Deposit
                          (Cost $23,099,986)                           23,099,986
                                                                   --------------

ASSET BACKED SECURITIES: 2.5%
   2,399,594            Chase Manhattan Auto Owner
                          Trust, 1.060%, due 08/16/04                   2,399,594
   1,773,538            John Deere Owner Trust,
                          1.081%, due 08/13/04                          1,773,538
   2,900,000            Putnam Structured Product
                          Funding, 1.140%, due 11/17/03                 2,900,001
                                                                   --------------
                        Total Asset Backed Securities
                          (Cost $7,073,133)                             7,073,133
                                                                   --------------

REPURCHASE AGREEMENT: 4.8%
$ 13,722,000   Goldman Sachs Repurchase
                 Agreement dated 09/30/03,
                 1.090%, due 10/01/03,
                 $13,722,415 to be received
                 upon repurchase (Collateralized
                 by various U.S. Government
                 Securities, 0.000%-8.125%,
                 market value $13,996,946,
                 due 12/04/03-05/15/21)                            $   13,722,000
                                                                   --------------
               Total Repurchase Agreement
                 (Cost $13,722,000)                                    13,722,000
                                                                   --------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $290,476,387)*                      100.9%  $  290,476,387
               OTHER ASSETS AND
                 LIABILITIES-NET                            (0.9)      (2,671,626)
                                                           -----   --------------
               NET ASSETS                                  100.0%  $  287,804,761
                                                           =====   ==============

*     Also represents cost for income tax purposes.
@@    Foreign Issuer
PLC   Public Limited Company
I     Illiquid Security
(1) All securities with a maturity date greater than one year have either a variable rate, a demand feature, are prerefunded, a optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

                                                    PERCENTAGE OF
INDUSTRY                                             NET ASSETS
-----------------------------------------------------------------
Asset Backed Commercial Paper                           18.8%
Bank Holding Companies                                   5.3
Federal and Federally Sponsored Credit Agencies         13.3
Foreign Bank, Branches and Agencies                     10.5
Management Services                                      1.9
National Commercial Banks                               16.5
Personal Credit Institutions                            11.3
Pharmaceutical Preparations                              2.6
Security Brokers And Dealers                            10.6
Short-term Business Credit                               0.5
Telephone Communications                                 4.8
Repurchase Agreement                                     4.8
Other Assets and Liabilities-Net                        (0.9)
                                                      ------
NET ASSETS                                            100.00%
                                                      ======

                 See Accompanying Notes to Financial Statements

                  DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Funds are managed under the direction of the Fund's Board of Directors. A director who is not an interested person of the Funds, as defined in the 1940 Act, is an independent director ("Independent Director"). The Directors of the Funds are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                             TERM OF                                  NUMBER OF
                                           OFFICE AND           PRINCIPAL           PORTFOLIOS IN             OTHER
                              POSITION(S)   LENGTH OF         OCCUPATION(S)         FUND COMPLEX          DIRECTORSHIPS
        NAME, ADDRESS          HELD WITH      TIME             DURING THE             OVERSEEN               HELD BY
           AND AGE            THE COMPANY   SERVED(1)        PAST FIVE YEARS         BY DIRECTOR            DIRECTOR
----------------------------  -----------  ----------  ---------------------------  -------------  ---------------------------
NON-INTERESTED DIRECTORS:

Albert E. DePrince, Jr.         Director   June        Director, Business and             54       None
7337 E. Doubletree Ranch Rd.               1998 -      Economic Research Center
Scottsdale, Arizona 85258                  present     (1999 to present) and
Born: 1941                                             Professor of Economics and
                                                       Finance, Middle Tennessee
                                                       State University (1991 to
                                                       present).

Maria T. Fighetti               Director   April       Formerly, Associate                54       None
7337 E. Doubletree Ranch Rd.               1994 -      Commissioner, Contract
Scottsdale, Arizona 85258                  present     Management - Health Services
Born: 1943                                             for New York City Department
                                                       of Mental Health, Mental
                                                       Retardation and Alcohol
                                                       Services (1973 to 2002).

Sidney Koch                     Director   April       Financial Adviser and              54       None
7337 E. Doubletree Ranch Rd.               1994 -      Self-Employed (January 1993
Scottsdale, Arizona 85258                  present     to present).
Born: 1935

Corine T. Norgaard              Director   June        Dean, Barney School of             54       Director/Trustee, Mass
7337 E. Doubletree Ranch Rd.               1991 -      Business, University of                     Mutual Corporate Investors
Scottsdale, Arizona 85258                  present     Hartford (August 1996 to                    (April 1997 - Present)
Born: 1937                                             present).

Edward T. O'Dell                Director   June        Formerly, Partner/Chairman         54       None
7337 E. Doubletree Ranch Rd.               2002 -      of Financial Service Group,
Scottsdale, Arizona 85258                  present     Goodwin Procter LLP (June
Born: 1935                                             1966 to September 2000);
                                                       Chairman, Committee I -
                                                       International Bar
                                                       Association (1995 to 1999).

Joseph E. Obermeyer(2)          Director   January     President, Obermeyer &             54       None
7337 E. Doubletree Ranch Rd.               2003 -      Associates, Inc. (Novemeber
Scottsdale, Arizona 85258                  present     1999 to present) and Senior
Born: 1957                                             Manager, Arthur Anderson LLP
                                                       (1995 to October 1999).

                                             TERM OF                                  NUMBER OF
                                           OFFICE AND           PRINCIPAL           PORTFOLIOS IN             OTHER
                              POSITION(S)   LENGTH OF         OCCUPATION(S)         FUND COMPLEX          DIRECTORSHIPS
        NAME, ADDRESS          HELD WITH      TIME             DURING THE             OVERSEEN               HELD BY
           AND AGE            THE COMPANY   SERVED(1)        PAST FIVE YEARS         BY DIRECTOR            DIRECTOR
----------------------------  -----------  ----------  ---------------------------  -------------  ---------------------------
DIRECTORS WHO ARE "INTERESTED
 PERSONS"

J. Scott Fox(3)                 Director   December    President and Chief                54       Mr. Fox is a Director of IPC
Aeltus Investment                          1997 -      Executive Officer (April                    Financial Network, Inc.
Management, Inc.                           present     2001 to present), Managing                  (January 2001 to present).
10 State House Square                                  Director and Chief Operating
Hartford, Connecticut                                  Officer (April 1994 to April
Born: 1955                                             2001), Chief Financial
                                                       Officer (April 1994 to July
                                                       2001), Aeltus Investment
                                                       Management, Inc.; Executive
                                                       Vice President (April 2001
                                                       to present). Director, Chief
                                                       Operating Officer (February
                                                       1995 to present), Chief
                                                       Financial Officer, Managing
                                                       Director (February 1995 to
                                                       April 2001), Aeltus Capital,
                                                       Inc; Senior Vice President -
                                                       Operations, Aetna Life
                                                       Insurance and Annuity
                                                       Company, March 1997 to
                                                       December 1997.

Thomas J. McInerney(4)          Director   March       Chief Executive Officer, ING       170      Director, Hemisphere, Inc.
7337 E. Doubletree Ranch Rd.               2002 -      U.S. Financial Services                     (May 2003 - Present).
Scottsdale, Arizona 85258                  present     (September 2001 to present);                Director, Equitable Life
Born: 1956                                             General Manager and Chief                   Insurance Co., Golden
                                                       Executive Officer, ING U.S.                 American Life Insurance Co.,
                                                       Worksite Financial Services                 Life Insurance Company of
                                                       (December 2000 to present);                 Georgia, Midwestern United
                                                       Member, ING Americas                        Life Insurance Co.,
                                                       Executive Committee (2001 to                ReliaStar Life Insurance
                                                       present); President, Chief                  Co., Security Life of
                                                       Executive Officer and                       Denver, Security Connecticut
                                                       Director of Northern Life                   Life Insurance Co.,
                                                       Insurance Company (2001 to                  Southland Life Insurance
                                                       present), ING Aeltus Holding                Co., USG Annuity and Life
                                                       Company, Inc. (2000 to                      Company, and United Life and
                                                       present), ING Retail Holding                Annuity Insurance Co. Inc.
                                                       Company (1998 to present).                  (March 2001 - Present);
                                                       Formerly, ING Life Insurance                Trustee, Ameribest Life
                                                       and Annuity Company (1997 to                Insurance Co., (2001 -
                                                       November 2002), ING                         2003); Trustee, First
                                                       Retirement Holdings, Inc.                   Columbine Life Insurance Co.
                                                       (1997 to March 2003);                       (2001 - 2002); Member of the
                                                       General Manager and Chief                   Board, National Commission
                                                       Executive Officer, ING                      on Retirement Policy,
                                                       Worksite Division (December                 Competitiveness and
                                                       2000 to October 2001),                      Technology of Connecticut,
                                                       President, ING-SCI, Inc.                    Connecticut Business and
                                                       (August 1997 to December                    Industry Association,
                                                       2000); President, Aetna                     Bushnell; Connecticut Forum;
                                                       Financial Services (August                  Metro Hartford Chamber of
                                                       1997 to December 2000); and                 Commerce; and is Chairman,
                                                       has held a variety of line                  Concerned Citizens for
                                                       and corporate staff                         Effective Government.
                                                       positions since 1978.

----------
(1) Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2)  Mr. Obermeyer was elected to the Board on January 1, 2003.
(3) Mr. Fox is an "interested person," as defined under the 1940 Act, because of his relationship with ING Aeltus, an affiliate of ING Investments.
(4) Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING U.S. Financial Services and ING U.S. Worksite Financial Services, both affiliates of ING Investments.

                                                                                                          PRINCIPAL
                                                                        TERM OF OFFICE                  OCCUPATION(S)
        NAME, ADDRESS                    POSITION(S)                    AND LENGTH OF                     DURING THE
           AND AGE                  HELD WITH THE COMPANY               TIME SERVED(1)                  PAST FIVE YEARS
------------------------------  ------------------------------  ------------------------------  ------------------------------
James M. Hennessy               President, Chief Executive      February 2002 - present         President and Chief Executive
7337 E. Doubletree Ranch Rd.,   Officer and Chief Operating                                     Officer of ING Capital
Scottsdale, Arizona 85258       Officer                                                         Corporation, LLC, ING Funds
Born: 1949                                                                                      Services, LLC, ING Advisors,
                                                                                                Inc., ING Investments, LLC,
                                                                                                Lexington Funds Distributor,
                                                                                                Inc., Express America T.C.
                                                                                                Inc. and EAMC Liquidation
                                                                                                Corp. (since December 2001);
                                                                                                Executive Vice President and
                                                                                                Chief Operating Officer of ING
                                                                                                Funds Distributor, LLC (since
                                                                                                June 2000).

Michael J. Roland               Executive Vice President and    April 2002 - present            Executive Vice President,
7337 E. Doubletree Ranch Rd.,   Assistant Secretary                                             Chief Financial Officer and
Scottsdale, Arizona 85258                                                                       Treasurer of ING Funds
Born: 1958                      Principal Financial Officer     February 2002 - present         Services, LLC, ING Funds
                                                                                                Distributor, LLC, ING
                                                                                                Advisors, Inc., ING
                                                                                                Investments, LLC (December
                                                                                                2001 to present), Lexington
                                                                                                Funds Distributor, Inc.,
                                                                                                Express America T.C. Inc. and
                                                                                                EAMC Liquidation Corp. (since
                                                                                                December 2001). Formerly,
                                                                                                Executive Vice President,
                                                                                                Chief Financial Officer and
                                                                                                Treasurer of ING Quantitative
                                                                                                Management, Inc. (December
                                                                                                2001 to October 2002); and
                                                                                                Senior Vice President, ING
                                                                                                Funds Services, LLC, ING
                                                                                                Investments, LLC, and ING
                                                                                                Funds Distributor, LLC (June
                                                                                                1998 to December 2001).

Stanley D. Vyner                Executive Vice President        February 2002 - present         Executive Vice President of
7337 E. Doubletree Ranch Rd.,                                                                   ING Advisors, Inc. and ING
Scottsdale, Arizona 85258                                                                       Investments, LLC (July 2000 to
Born: 1950                                                                                      present) and Chief Investment
                                                                                                Officer of the International
                                                                                                Portfolios, ING Investments,
                                                                                                LLC (July 1996 to present).
                                                                                                Formerly, President and Chief
                                                                                                Executive Officer of ING
                                                                                                Investments, LLC (August 1996
                                                                                                to August 2000).

Robert S. Naka                  Senior Vice President and       February 2002 - present         Senior Vice President and
7337 E. Doubletree Ranch Rd.,   Assistant Secretary                                             Assistant Secretary of ING
Scottsdale, Arizona 85258                                                                       Funds Services, LLC, ING Funds
Born: 1963                                                                                      Distributor, LLC, ING
                                                                                                Advisors, Inc., ING
                                                                                                Investments, LLC (October 2001
                                                                                                to present) and Lexington
                                                                                                Funds Distributor, Inc. (since
                                                                                                December 2001). Formerly,
                                                                                                Senior Vice President and
                                                                                                Assistant Secretary for ING
                                                                                                Quantitative Management, Inc.
                                                                                                (October 2001 to October
                                                                                                2002); Vice President, ING
                                                                                                Investments, LLC (April 1997
                                                                                                to October 1999), and ING
                                                                                                Funds Services, LLC (February
                                                                                                1997 to August 1999).

Kimberly A. Anderson            Vice President                  February 2002 - present         Vice President and Assistant
7337 E. Doubletree Ranch Rd.,                                                                   Secretary of ING Funds
Scottsdale, Arizona 85258       Secretary                       February 2002 - August 2003     Services, LLC, ING Funds
Born: 1964                                                                                      Distributor, LLC, ING
                                                                                                Advisors, Inc., ING
                                                                                                Investments, LLC (since
                                                                                                October 2001) and Lexington
                                                                                                Funds Distributor, Inc. (since
                                                                                                December 2001). Formerly, Vice
                                                                                                President for ING Quantitative
                                                                                                Management, Inc. (October 2001
                                                                                                to October 2002); Assistant
                                                                                                Vice President of ING Funds
                                                                                                Services, LLC (November 1999
                                                                                                to January 2001) and has held
                                                                                                various other positions with
                                                                                                ING Funds Services, LLC for
                                                                                                more than the last five years.

                                                                                                           PRINCIPAL
                                                                        TERM OF OFFICE                   OCCUPATION(S)
        NAME, ADDRESS                     POSITION(S)                   AND LENGTH OF                     DURING THE
           AND AGE                   HELD WITH THE COMPANY              TIME SERVED(1)                  PAST FIVE YEARS
------------------------------  ------------------------------  ------------------------------  ------------------------------
Robyn L. Ichilov                Vice President and Treasurer    February 2002 - present         Vice President of ING Funds
7337 E. Doubletree Ranch Rd.,                                                                   Services, LLC (October 2001to
Scottsdale, Arizona 85258                                                                       present) and ING Investments,
Born: 1967                                                                                      LLC (August 1997 to present);
                                                                                                Accounting Manager, ING
                                                                                                Investments, LLC (November
                                                                                                1995 to present).

J. David Greenwald              Vice President                  September 2003 - present        Vice President of Mutual Fund
7337 E. Doubletree Ranch Rd.,                                                                   Compliance of ING Funds
Scottsdale, Arizona 85258                                                                       Services, LLC (May 2003 -
Born: 1957                                                                                      Present). Formerly Assistant
                                                                                                Treasurer and Director of
                                                                                                Mutual Fund Compliance and
                                                                                                Operations of American
                                                                                                Skandia, A Prudential
                                                                                                Financial Company (October
                                                                                                1996 - May 2003).

Lauren D. Bensinger             Vice President                  March 2003 - present            Vice President and Chief
7337 E. Doubletree Ranch Rd.,                                                                   Compliance Officer, ING Funds
Scottsdale, Arizona 85258                                                                       Distributor, LLC. (July 1995 -
Born: 1957                                                                                      Present); Vice President
                                                                                                (February 1996 - Present) and
                                                                                                Chief Compliance Officer
                                                                                                (October 2001 - Present) ING
                                                                                                Investments, LLC; Vice
                                                                                                President and Chief Compliance
                                                                                                Officer, ING Advisors, Inc.
                                                                                                (July 2000 - Present), Vice
                                                                                                President and Chief Compliance
                                                                                                Officer, ING Quantitative
                                                                                                Management, Inc. (July 2000 -
                                                                                                September 2002), and Vice
                                                                                                President, ING Fund Services,
                                                                                                LLC (July 1995 - Present).

Theresa Kelety                  Secretary                       September 2003 - present        Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.,                                                                   Services (April 2003 -
Scottsdale, Arizona 85258                                                                       Present). Formerly, Senior
Born: 1963                                                                                      Associate with Shearman &
                                                                                                Sterling (February 2000 -
                                                                                                April 2003) and Associate with
                                                                                                Sutherland Asbill & Brennan
                                                                                                (1996 - February 2000).

Todd Modic                      Vice President                  September 2003 - present        Vice President of Financial
7337 E. Doubletree Ranch Rd.,                                                                   Reporting-Fund Accounting of
Scottsdale, Arizona 85258       Assistant Vice President        April 2002 - August 2003        ING Funds Services, LLC
Born: 1967                                                                                      (September 2002 to present).
                                                                                                Director of Financial
                                                                                                Reporting of ING Investments,
                                                                                                LLC (March 2001 to September
                                                                                                2002). Formerly, Director of
                                                                                                Financial Reporting, Axient
                                                                                                Communications, Inc. (May 2000
                                                                                                to January 2001) and Director
                                                                                                of Finance, Rural/Metro
                                                                                                Corporation (March 1995 to May
                                                                                                2000).

Susan P. Kinens                 Assistant Vice President        March 2003 - present            Assistant Vice President and
7337 E. Doubletree Ranch Rd.,   and Assistant Secretary                                         Assistant Secretary, ING Funds
Scottsdale, Arizona 85258                                                                       Services, LLC (December 2002 -
Born: 1976                                                                                      Present); and has held various
                                                                                                other positions with ING Funds
                                                                                                Services, LLC for more than
                                                                                                the last five years.

Maria M. Anderson               Assistant Vice President        April 2002 - present            Assistant Vice President of
7337 E. Doubletree Ranch Rd.,                                                                   ING Funds Services, LLC (since
Scottsdale, Arizona 85258                                                                       October 2001). Formerly,
Born: 1958                                                                                      Manager of Fund Accounting and
                                                                                                Fund Compliance, ING
                                                                                                Investments, LLC (September
                                                                                                1999 to November 2001); and
                                                                                                Section Manager of Fund
                                                                                                Accounting, Stein Roe Mutual
                                                                                                Funds (July 1998 to August
                                                                                                1999).

---------------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.

INTERNATIONAL EQUITY FUNDS
     ING Emerging Countries Fund
     ING Foreign Fund
     ING International Fund
     ING International Growth Fund
     ING International SmallCap Growth Fund
     ING International Value Fund
     ING Precious Metals Fund
     ING Russia Fund

INTERNATIONAL GLOBAL EQUITY FUNDS
     ING Global Equity Dividend Fund
     ING Global Real Estate Fund
     ING Worldwide Growth Fund

DOMESTIC EQUITY GROWTH FUNDS
     ING Growth Fund
     ING Growth + Value Fund
     ING Growth Opportunities Fund
     ING LargeCap Growth Fund
     ING MidCap Opportunities Fund
     ING SmallCap Opportunities Fund
     ING Small Company Fund
     ING Technology Fund
     ING Disciplined LargeCap Fund

DOMESTIC EQUITY INDEX FUNDS
     ING Index Plus LargeCap Fund
     ING Index Plus MidCap Fund
     ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
     ING Financial Services Fund
     ING MagnaCap Fund
     ING Tax Efficient Equity Fund
     ING Value Opportunity Fund
     ING SmallCap Value Fund
     ING MidCap Value Fund

DOMESTIC EQUITY GROWTH AND INCOME FUNDS
     ING Equity and Bond Fund
     ING Convertible Fund
     ING Real Estate Fund
     ING Balanced Fund
     ING Growth and Income Fund

FIXED INCOME FUNDS
     ING Bond Fund
     ING Classic Money Market Fund*
     ING Government Fund
     ING GNMA Income Fund
     ING High Yield Opportunity Fund
     ING High Yield Bond Fund
     ING Intermediate Bond Fund
     ING Lexington Money Market Trust*
     ING National Tax Exempt Bond Fund
     ING Money Market Fund*
     ING Aeltus Money Market Fund*
     ING Strategic Bond Fund

STRATEGIC ALLOCATION FUNDS
     ING Strategic Allocation Growth Fund
     ING Strategic Allocation Balanced Fund
     ING Strategic Allocation Income Fund

LOAN PARTICIPATION FUND
     ING Prime Rate Trust
     ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-992-0180

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, MA 02109

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110-2371

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Funds Distributor, LLC at 1-800-992-0180. Please read the prospectus carefully before you invest or send money. The Form N-PX (Proxy Voting Record) will be available without charge, upon request, by calling 800-992-0180 on or about August 31, 2004; and on the fund's website at www.ingfunds.com; and on the SEC's website www.sec.gov.


[ING FUNDS LOGO]                                           AFFIABCSAR0903-112803

SEMI-ANNUAL REPORT

SEPTEMBER 30, 2003


BROKERAGE CASH RESERVES

                                TABLE OF CONTENTS

          President's Letter                                        1

          Market Perspective                                        2

          Portfolio Managers' Report                                3

          Index Descriptions                                        4

          Statement of Assets and Liabilities                       5

          Statement of Operations                                   6

          Statements of Changes in Net Assets                       7

          Financial Highlights                                      8

          Notes to Financial Statements                             9

          Portfolio of Investments                                 13

          Director and Officer Information                         15

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]
JAMES M. HENNESSY

Dear Shareholder,

What a difference a half a year can make. When writing my last letter to our shareholders -- six months ago -- it was hard to escape the sense of anxiety that many investors everywhere were experiencing. Now, less than a year later, I believe there may be a renewed sense of optimism among investors -- cautious optimism, to be sure, but optimism nonetheless.

And I believe there are good, solid reasons for this improved outlook. For one, many key corporations have been reporting profits in recent months. Granted, the numbers are modest, but they have been noteworthy, consistent and credible because many of these same companies are employing stricter accounting standards following the Enron debacle. Going hand-in-hand with these upbeat figures are the improving price-to-earning ratios and improving valuations that many investors are now seeing.

The reasons for renewed confidence continue. A year ago, there was much uncertainty regarding the prospect of war. Now, much of that uncertainty is behind us. Although many questions remain about the U.S.'s future role in Iraq, the speed at which Baghdad fell was unprecedented and it brought a sense of calm to many investors and triggered a positive impact on equities markets, which reacted to the news with steady growth during the summer months. And while mortgage and treasury-related sectors may have suffered in the blossoming equity market, high-yield, floating-rate loan and convertible markets remain strong enough to attract investors still squeamish about stocks.

This renewed confidence has been tempered, however, by recent events and news stories concerning mutual fund trading practices, including after-hours trading and market timing. I want to clearly state that ING Funds does not condone the illegal practice of after-hours trading. In addition, it has been our long-standing policy to discourage inappropriate market timing in our funds.

In fact, over the years, ING Funds has taken a variety of steps to address inappropriate fund trading activity. We were among the first fund groups to employ innovative techniques such as making extensive use of fair-value pricing for foreign securities.

ING Funds believes that mutual funds are an important vehicle for individual investors, because mutual funds provide the opportunity for investment in professionally managed and monitored, diversified portfolios. As such, we consider the fair treatment of committed investors to be of the utmost importance. We continue to look for effective strategies to address fund trading issues. We hope that the increased attention this issue is now receiving will make it easier for the industry to effectively address inappropriate fund trading in the future.

On behalf of everyone at ING Funds, thank you for your continued support. We look forward to helping you meet your investment goals in the future.

Sincerely,


/s/ James M. Hennessy


James M. Hennessy
President
ING Funds
November 15, 2003

MARKET PERSPECTIVE: SIX MONTHS ENDED SEPTEMBER 30, 2003

This was a remarkable six months for the world's financial markets. The quick end to major conflict in Iraq meant that risk premia(1) could and did decline across all major asset classes. Equities and the riskier sectors of the fixed income markets soared. The less risky parts of the bond market went on a wild ride and ended up not very far from where they started.

In the FIXED INCOME MARKETS, post-war relief predictably reduced the risk premia in high yield bonds. They are, after all, high yield because there is greater chance that investors won't get some or all of their principal back. A more stable business environment reduces that risk. The Credit Suisse First Boston
(CSFB) High Yield Bond Index gained 13.1% during the six months ended September 30th. Less risky bonds did not perform as well. The Lehman Brothers U.S.Credit Index, measuring returns on investment grade bonds, rose by 4.7%, while as a whole government bonds were hard pressed to return their coupons. The Lehman Brothers Government Bond Index rose just 1.7%. This, however, conceals the tumult in high-grade bond markets during the period, when almost stock-like volatility was seen. Much of this can be attributed to the Federal Reserve Board's Federal Open Market Committee ("FOMC" or the "Fed") Chairman Alan Greenspan. In May, he moved markets by saying that the risk of deflation was small but that the Federal Reserve might even buy bonds to forestall it, and that a second half recovery was expected. This sent Treasury yields to decades-long low levels, even as stocks continued their advance. The ten-year Treasury yield had started April at 3.82%. It sank to 3.10% on June 13th. Bond yields had already come off their low points when the FOMC disappointed markets on June 25th by reducing the Fed Funds rate by only 1/4%. But, in mid-July, when Greenspan appeared to downplay the likelihood that the FOMC would buy bonds after all and presented a sanguine view of the economy, bond yields started to soar. Bond markets stabilized in August as it became clear that the slump of the previous month had been overdone. The ten-year Treasury yield peaked at 4.60%. Then in September, as new doubts emerged about the strength of the U.S. recovery, and supported by massive Treasury purchases from abroad, bonds recovered most of what they had lost. By the end of the period, stressed investors in the ten-year Treasury could reflect that for all that volatility, the yield on September 30th was 3.94%; just 12 basis points above the rate on March 31st. And, if they sought a quieter life in Treasury Bills, the price of the three-month T-Bill at September 30th was the not-so-princely yield of 0.94% per annum.

World EQUITY MARKETS had their best six months in years. Global equities, as measured by the Morgan Stanley Capital International (MSCI) World Index, jumped 22.7%. In the U.S., the Standard & Poors (S&P) 500 Index rose 18.5%. In tune with the theme of shrinking risk premia, small cap stocks did much better than mid cap stocks which in turn substantially outperformed large cap stocks. To justify this there were increasingly encouraging signs. Second quarter Gross Domestic Product (GDP) growth estimates were revised up to 3.3%, within which corporate profits from current production rose 14.3% from the same quarter in 2002. Spending on equipment and software, a proxy for business investment, rose by 8.3% (quarter over quarter at an annualized rate). Productivity growth was estimated at the remarkable rate of 6.8%. And yet where were the jobs? The September unemployment report showed another 93,000 decline in payrolls. The nagging concern is that while growth, strong productivity and expanding profit margins are eminently desirable, without jobs growth the recovery must surely fade as consumers' incomes cannot rise fast enough to sustain it and those who have a job feel less secure and confident about spending.

In CURRENCIES, the euro and the yen advanced to levels against the dollar not seen in years, as the belief took hold that the U.S.'s burgeoning trade and budget deficits, both approaching 5% of GDP, were unsustainable.


----------
(1) Risk premium (plural - "premia") is the expected additional return required by investors for securities that are perceived to be riskier than safer investments.

                 See accompanying index descriptions on page 4.

Portfolio Managers' Report                               BROKERAGE CASH RESERVES

PORTFOLIO MANAGEMENT: A team of the Sub-Adviser's money market investment specialists led by Jennifer J. Thompson, CFA, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING Brokerage Cash Reserves Fund (the "Fund") seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

PORTFOLIO SPECIFICS: The period covered by this report was volatile for the fixed income markets. After the end of major fighting in Iraq, market participants began focusing on the economy. Concerns about a weakened economy, falling inflation and the potential consequences of deflation caused a significant rally in U.S. Treasury bonds. The Fed provided stimulus by lowering its Federal Funds ("Fed Funds") target rate to 1.0% from 1.25% in June. Stable economic fundamentals and technical factors in the marketplace caused a subsequent and significant sell-off in the Treasury market. By the end of the period, concerns about the lack of follow-through and ongoing weakness in the labor markets prevailed causing Treasury bonds to rally back to where they began the semi-annual period.

In the short-end of the market (securities maturing in 13 months or less), the London-Inter-Bank Offered Rate ("LIBOR") yield curve from one-month to twelve-months was flat or inverted until the Fed lowered rates in June. It then began to steepen in conjunction with the Treasury market sell-off as investors became more optimistic about the economy's outlook. Finally, as the labor markets remained subdued, the yield curve flattened leaving the spread between one-month LIBOR and 12-month LIBOR at 18 basis points, down from an August high of 38 basis points.

With this market backdrop, the Fund utilized a barbell strategy, whereby maturities of the securities in the portfolio were concentrated at the two extremes of the suitable maturity range. When the yield curve was flat or inverted, purchases were kept short in the one-month to three-month area. In addition, the Fund increased its purchase of floating rate notes. However, prior to the Fed ease in June and as the yield curve steepened when 12-month rates increased in July and August, the Fund purchased long paper to take advantage of the higher rates. At the semi-annual period end, the Fund's weighted average maturity was generally longer than competitors.

MARKET OUTLOOK: Going forward, we expect the Fed to leave its Fed Funds target rate unchanged until the labor markets show clear and continued signs of improvement. Additionally, we believe that LIBOR rates will fluctuate within a very narrow range until market participants can better ascertain the point at which the Fed will raise rates.

The Fund will continue to use a barbell strategy and attempt to buy long paper when LIBOR rates are at the top-end of their trading range. Otherwise, purchases will be limited primarily to floating rate notes or securities maturing in the one-month to three-month time frame. The average maturity is expected to remain longer than competitors but may fluctuate based upon the level of interest rates.

PRINCIPAL RISK FACTOR(S): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

                 See accompanying index descriptions on page 4.

                               INDEX DESCRIPTIONS

The CREDIT SUISSE FIRST BOSTON HIGH YIELD BOND INDEX serves as a benchmark to evaluate the performance of low quality bonds. Low quality is defined as those bonds in the range from BBB to CCC and defaults.

The LEHMAN BROTHERS GOVERNMENT BOND INDEX is an index made up of the Treasury Bond Index and the Agency Bond Index as well as the 1-3 Year Government Index and the 20+ Year Treasury Index.

The LEHMAN BROTHERS U.S. CREDIT INDEX includes investment grade bonds issued by corporations and non-corporate entities.

The MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

The STANDARD & POORS 500 INDEX is an unmanaged index that measures the performance of securities of approximately 500 large capitalization companies whose securities are traded on major U.S. stock markets.


                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

    STATEMENT OF ASSETS AND LIABILITIES as of September 30, 2003 (Unaudited)

ASSETS:
Short-term investments at amortized cost                                 $   329,582,409
Cash                                                                               7,534
Interest receivable                                                              857,807
Prepaid expenses                                                                  18,457
Reimbursement due from manager                                                    43,464
                                                                         ---------------
   Total assets                                                              330,509,671
                                                                         ---------------

LIABILITIES:
Payable for investment securities purchased                                    3,300,000
Payable to affiliates                                                            251,657
Payable for director fees                                                          4,719
Other accrued expenses and liabilities                                           201,975
                                                                         ---------------
   Total liabilities                                                           3,758,351
                                                                         ---------------
NET ASSETS (EQUIVALENT TO $1.00 PER SHARE ON 327,831,546
  SHARES OUTSTANDING)                                                    $   326,751,320
                                                                         ===============

NET ASSETS WERE COMPRISED OF:
Paid-in capital-shares of beneficial interest at $.001
  par value (1 billion shares authorized)                                $   327,831,546
Undistributed net investment income                                               50,218
Accumulated net realized loss on investments                                  (1,130,444)
                                                                         ---------------
NET ASSETS                                                               $   326,751,320
                                                                         ===============

                 See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the six months ended September 30, 2003 (Unaudited)

INVESTMENT INCOME:
Interest                                                                 $     2,159,184
                                                                         ---------------
   Total investment income                                                     2,159,184
                                                                         ---------------

EXPENSES:
Investment management fees                                                       349,839
Distribution and service fees                                                  1,136,993
Transfer agent fees                                                               91,425
Administrative service fees                                                      139,936
Shareholder reporting expense                                                     53,586
Registration fees                                                                  6,130
Professional fees                                                                 37,725
Custody and accounting expense                                                    56,881
Director fees                                                                      9,021
Insurance expense                                                                  1,088
Miscellaneous expense                                                              5,803
                                                                         ---------------
   Total expenses                                                              1,888,427
                                                                         ---------------
Less:
   Net waived and reimbursed fees                                                223,199
                                                                         ---------------
   Net expenses                                                                1,665,228
                                                                         ---------------
Net investment income                                                            493,956
                                                                         ---------------

REALIZED LOSS ON INVESTMENTS
Net realized loss on investments                                                     (41)
                                                                         ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $       493,915
                                                                         ===============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                           SIX MONTHS           YEAR
                                                                             ENDED              ENDED
                                                                          SEPTEMBER 30,        MARCH 31,
                                                                              2003               2003
                                                                         ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                    $       493,956    $     3,145,445
Net realized gain (loss) on investments                                              (41)             8,375
                                                                         ---------------    ---------------
   Net increase in net assets resulting from operations                          493,915          3,153,820
                                                                         ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                                           (493,968)        (3,115,296)
                                                                         ---------------    ---------------
Total distributions                                                             (493,968)        (3,115,296)
                                                                         ---------------    ---------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                             118,494,818        204,125,182
Dividends reinvested                                                             493,968          3,115,296
                                                                         ---------------    ---------------
                                                                             118,988,786        207,240,478
Cost of shares redeemed                                                     (166,588,940)      (217,347,548)
                                                                         ---------------    ---------------
Net decrease in net asset resulting from capital share transactions          (47,600,154)       (10,107,070)
                                                                         ---------------    ---------------
Net decrease in net assets                                                   (47,600,207)       (10,068,546)

NET ASSETS:
Net assets, beginning of period                                              374,351,527        384,420,073
                                                                         ---------------    ---------------
Net assets, end of period                                                $   326,751,320    $   374,351,527
                                                                         ===============    ===============
Undistributed net investment income                                      $        50,218    $        50,230
                                                                         ===============    ===============

                 See Accompanying Notes to Financial Statements

BROKERAGE CASH RESERVES (UNAUDITED)                         FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                  SIX MONTHS       YEAR      FIVE MONTHS                          SEPTEMBER 7,
                                                    ENDED          ENDED        ENDED     YEAR ENDED OCTOBER 31,   1999(1) TO
                                                 SEPTEMBER 30,    MARCH 31,   MARCH 31,   ----------------------   OCTOBER 31,
                                                     2003          2003      2002(2)(3)      2001        2000         1999
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $        1.00         1.00         1.00       1.00        1.00         1.00
 Income from investment operations:
 Net investment income                           $        0.00**       0.01         0.01       0.04        0.05         0.01*
 Total from investment operations                $        0.00**       0.01         0.01       0.04        0.05         0.01
 Less distributions from:
 Net investment income                           $        0.00**       0.01         0.01       0.04        0.05         0.01
 Total distributions                             $        0.00**       0.01         0.01       0.04        0.05         0.01
 Net asset value, end of period                  $        1.00         1.00         1.00       1.00        1.00         1.00
 TOTAL RETURN(4)                                 %        0.14         0.82         0.59       4.24        5.56         0.70

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $     326,751      374,352      384,420    399,875     314,936      277,611
 Ratios to average net assets:
 Net expenses after expense reimbursement(5)(6)  %        0.95         0.95         0.95       0.94        0.95         0.95
 Gross expenses prior to expense
   reimbursement(5)                              %        1.08         1.06         1.04       1.04        1.03         1.22
 Net investment income after expense
   reimbursement(5)(6)                           %        0.28         0.82         1.40       4.14        5.45         4.62

----------
(1) Commencement of operations.
(2) The Fund changed its fiscal year-end from October 31 to March 31.
(3) Effective March 1, 2002 ING Investments, LLC became the Investment Adviser of the Fund and Aeltus Investment Management, Inc. was appointed as Sub-Adviser.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(5) Annualized for periods less than one year.
(6) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses). Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
**  Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements.

       NOTES TO FINANCIAL STATEMENTS as of September 30, 2003 (Unaudited)

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are twenty-two separate funds which comprise the ING Series Fund, Inc. The one that is in this report is the Brokerage Cash Reserves Fund ("Fund").

ING Investments, LLC ("ING Investments"), an Arizona limited liability company, serves as the investment adviser to the Fund. ING Investments has engaged Aeltus Investment Management, Inc. ("ING Aeltus"), a Connecticut Corporation, to serve as the Sub-Adviser to the Fund. ING Funds Distributor is the principal underwriter of the Fund. ING Funds Distributor, LLC, ING Investments and ING Aeltus are indirect wholly owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution active in the field of insurance, banking and asset management in more that 65 countries.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. The Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.

C. DISTRIBUTIONS TO SHAREHOLDERS. The Fund records distributions to its shareholders on ex-dividend date. Dividends are declared daily from net investment income and paid monthly, generally on the last business day of each month. Distribution of net realized gains, to the extent available, will be declared and paid at least annually by the Fund.

D. FEDERAL INCOME TAXES. It is the policy of the Fund, to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, the Fund intends not to be subject to any federal excise tax. The Board of Directors ("Board") of the Fund intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

E. USE OF ESTIMATES. Management of the Fund has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

F. REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase the security at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Fund will always receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

 NOTES TO FINANCIAL STATEMENTS as of September 30, 2003 (Continued) (Unaudited)

G. SECURITIES LENDING. The Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. No securities were on loan at September 30, 2003.

H. ILLIQUID AND RESTRICTED SECURITIES. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities may be deemed to be illiquid because they may not be readily marketable. Restricted securities may be considered liquid pursuant to procedures adopted by the Board. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

NOTE 3 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund has entered into an Investment Management Agreement with ING Investments (the "Investment Manager" or the "Adviser"). The investment management agreement compensates the Adviser with a fee based on the Fund's average daily net assets at the following rates: 0.20% for the first $1 billion, 0.19% of the next $2 billion and 0.18% in excess of $3 billion. The Adviser entered into a subadvisory agreement with ING Aeltus effective March 1, 2002. ING Aeltus manages the Fund's assets in accordance with the Fund's investment objectives, policies, and limitations, subject to oversight by the Adviser.

Pursuant to an Administrative Services Agreement ING Funds Services, LLC ("IFS") acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

NOTE 4 -- DISTRIBUTION AND SERVICE FEES

The Fund has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), whereby ING Funds Distributor, LLC (the "Distributor") is compensated by the Fund for expenses incurred in the distribution of the Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, the Fund pays the Distributor a combined Distribution and Service Fee of 0.65% of the average daily net assets of the Fund.

NOTE 5 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At September 30, 2003 the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 3, 4 and 6):

                                      ACCRUED
                                    SHAREHOLDER
     ACCRUED          ACCRUED      SERVICES AND
   MANAGEMENT     ADMINISTRATIVE   DISTRIBUTION
      FEES             FEES            FEES         TOTAL
   ----------     --------------   ------------   ---------
   $   54,236        $ 21,633        $ 175,788    $ 251,657

 NOTES TO FINANCIAL STATEMENTS as of September 30, 2003 (Continued) (Unaudited)

The Fund has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 6 -- EXPENSE LIMITATIONS

The Investment Manager is contractually obligated through March 31, 2004 to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to 0.95% of the Fund's average daily net assets. The Fund will at a later date reimburse the Investment Manager for expenses waived during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. Actual expense ratios are included in the Financial Highlights. As of September 30, 2003, the cumulative amount of reimbursed fees that is subject to possible recoupment by the Investment Manager is $660,652.

NOTE 7 -- LINE OF CREDIT

The Fund included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement ") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $200,000,000. The proceeds may be used only to:
(1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. The Fund will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. At September 30, 2003, the Fund did not have any loans outstanding under the line of credit.

NOTE 8 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                               SIX MONTHS
                                  ENDED           YEAR ENDED
                           SEPTEMBER 30, 2003   MARCH 31, 2003
                           ------------------   ---------------
BROKERAGE CASH RESERVES
  (NUMBER OF SHARES)
Shares sold                      118,494,818        204,125,182
Dividends reinvested                 493,968          3,115,296
Shares redeemed                 (166,588,940)      (217,347,548)
                             ---------------    ---------------
Net decrease in shares
  outstanding                    (47,600,154)       (10,107,070)
                             ===============    ===============

BROKERAGE CASH
  RESERVES ($)
Shares sold                  $   118,494,818    $   204,125,182
Dividends reinvested                 493,968          3,115,296
Shares redeemed                 (166,588,940)      (217,347,548)
                             ---------------    ---------------
Net decrease                 $   (47,600,154)   $   (10,107,070)
                             ===============    ===============

NOTE 9 -- FEDERAL INCOME TAXES

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders for six months ended September 30, 2003 and year ended March 31, 2003 were as follow:

                      ORDINARY      LONG-TERM    TAX RETURN OF
                       INCOME     CAPITAL GAINS     CAPITAL
                     -----------  -------------  -------------
September 30, 2003   $   493,968       $ --          $ --
March 31, 2003         3,115,296       $ --          $ --

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions and other temporary or permanent differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at March 31, 2003:

                AMOUNT          EXPIRATION DATES
              ---------         ----------------
              $ 241,276          March 31, 2008
                888,677          March 31, 2009

 NOTES TO FINANCIAL STATEMENTS as of September 30, 2003 (Continued) (Unaudited)

NOTE 10 -- CHANGE IN FUND'S AUDITORS

PricewaterhouseCoopers, LLP ("PwC") served as independent auditors for the Fund. On May 28, 2003, the Fund's Board dismissed PwC and selected KPMG LLP ("KPMG") as independent auditors for the Fund for the fiscal year ending March 31, 2004 upon the recommendation of the Fund's Audit Committee. During the two most recent fiscal years and through May 28, 2003, there was no disagreement with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to PwC's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit report of PwC on the financial statements of the Fund as of and for the year ended March 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

NOTE 11 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Fund's Board, the following securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 10% of the Fund's net assets, at market value, at time of purchase.

                                                   PRINCIPAL       INITIAL                                  PERCENT
                                                    AMOUNT/      ACQUISITION                                OF NET
SECURITY                                            SHARES          DATE           COST         VALUE       ASSETS
--------                                          -----------    -----------   ------------  ------------   ------
Goldman Sachs Group, Inc., 1.130%, due 12/04/03   $ 3,300,000      09/05/03    $  3,300,000  $  3,300,000     1.0%
Goldman Sachs Group, Inc., 1.140%, due 12/12/03     3,300,000      09/12/03       3,300,000     3,300,000     1.0%
Goldman Sachs Group, Inc., 1.400%, due 10/27/03     4,000,000      01/28/03       4,000,000     4,000,000     1.2%
M-MKT Trust Lly, 1.170%, due 06/03/04               2,900,000      12/03/02       2,900,000     2,900,000     0.9%
M-MKT Trust Lly, 1.220%, due 02/19/04               4,300,000      02/19/03       4,299,169     4,299,169     1.3%
M-MKT Trust Series A-1, 1.270%, due 10/08/04        7,400,000      04/15/03       7,400,000     7,400,000     2.3%
                                                                               ------------  ------------     ---
                                                                               $ 25,199,169  $ 25,199,169     7.7%
                                                                               ============  ============     ===

NOTE 12 -- SUBSEQUENT EVENT

FUND REIMBURSEMENT. Subsequent to September 30, 2003, ING Investments voluntarily reimbursed the Fund $149,739, for investment transaction losses which occurred in prior years.

DIVIDENDS. Subsequent to September 30, 2003 the Fund declared dividends from net investment income of:

         PER SHARE AMOUNT      PAYABLE DATE         RECORD DATE
         ----------------      ------------         -----------
            $ 0.0002         November 3, 2003          Daily

Brokerage
Cash
Reserves(1)        PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)

PRINCIPAL
AMOUNT                                                                            VALUE
---------------------------------------------------------------------------------------------
CORPORATE NOTES: 51.5%
$  3,500,000        American Honda Finance,
                       1.100%, due 10/23/03                                 $       3,500,019
   3,477,000        Associates Corp. NA,
                       5.750%, due 11/01/03                                         3,489,521
   2,300,000        Bank of America Corp.,
                       5.750%, due 03/01/04                                         2,342,073
   2,000,000        Bank of New York Co., Inc.,
                       1.110%, due 10/27/04                                         2,000,000
   1,500,000   @@   Bank of Scotland Treasury
                       Services, 1.110%, due
                       01/22/04                                                     1,500,170
   4,000,000        Bank One NA, 1.040%, due
                       02/24/04                                                     3,999,839
   4,000,000        Bank One NA, 1.040%, due
                       03/04/04                                                     3,999,831
   3,500,000        Bank One NA, 1.160%, due
                       02/23/04                                                     3,501,942
   4,700,000   @@   Barclays Bank PLC, 1.030%,
                       due 03/08/04                                                 4,699,796
   4,500,000   @@   Barclays Bank PLC, 1.620%,
                       due 12/09/03                                                 4,501,431
   2,200,000        Bear Stearns Co., Inc., 1.730%,
                       due 05/24/04                                                 2,208,988
     930,000        Bell Atlantic, 5.875%, due
                       02/01/04                                                       943,237
   4,000,000        Bellsouth Corp., 4.160%, due
                       04/26/04                                                     4,061,461
   4,000,000        BP Amoco Capital PLC, 1.045%,
                       due 03/08/04                                                 4,000,000
   2,700,000        Chase Manhattan Bank,
                       1.080%, due 06/30/04                                         2,700,000
   2,000,000        First Union National Bank,
                       1.316%, due 06/08/04                                         2,003,666
   1,500,000        First Union National Bank,
                       1.370%, due 02/20/04                                         1,501,734
   2,400,000        First Union National Bank,
                       1.403%, due 07/30/04                                         2,407,014
   4,500,000        First USA Bank, 1.360%,
                       due 08/06/04                                                 4,510,439
   4,600,000        General Electric Capital Corp.,
                       1.120%, due 01/28/04                                         4,600,906
   5,500,000        General Electric Capital Corp.,
                       1.180%, due 10/22/03                                         5,500,407
   5,000,000        General Electric Capital Corp.,
                       1.200%, due 10/08/04                                         5,000,000
   1,800,000        GTE California, Inc., 6.750%,
                       due 03/15/04                                                 1,842,825
   3,200,000        GTE North, Inc., 6.000%, due
                       01/15/04                                                     3,243,055
   4,800,000        HBOS Treasury Services PLC,
                       1.130%, due 10/22/04                                         4,800,000
   3,300,000        HBOS Treasury Services PLC,
                       1.150%, due 08/23/04                                         3,302,385
   1,400,000        Heller Financial, Inc., 6.000%,
                       due 03/19/04                                                 1,429,996
   2,500,000        JP Morgan Chase & Co.,
                       1.256%, due 02/05/04                                         2,501,563
   5,800,000        Key Bank NA, 1.134%, due
                       08/03/04                                                     5,802,400
   3,300,000        Lehman Brothers Holdings,
                       1.420%, due 06/10/04                                         3,307,606
   2,900,000   I    M-MKT Trust Lly, 1.170%, due
                       06/03/04                                                     2,900,000
$  4,300,000   I    M-MKT Trust Lly, 1.220%, due
                       02/19/04                                             $       4,299,169
   2,300,000        Merrill Lynch & Co., 1.160%,
                       due 11/19/03                                                 2,300,267
   6,200,000        Merrill Lynch & Co., 1.420%,
                       due 03/08/04                                                 6,209,275
   4,500,000   @@   Rabobank Nederland NV,
                       1.043%, due 01/22/04                                         4,500,000
   4,500,000   @@   Rabobank Nederland NV,
                       1.045%, due 01/23/04                                         4,500,000
   2,850,000   @@   Royal Bank of Canada,
                       1.030%, due 03/15/04                                         2,849,738
   4,800,000        Salomon Smith Barney,
                       1.240%, due 02/20/04                                         4,803,130
   2,700,000        Salomon Smith Barney,
                       1.260%, due 11/13/03                                         2,700,574
   6,700,000        SBC Communications, Inc.,
                       4.180%, due 06/05/04                                         6,833,518
   7,600,000        Toyota Motor Corp.,
                       1.070%, due 01/16/04                                         7,600,001
   3,400,000        U.S. Bank National
                       Association, 1.260%, due
                       04/13/04                                                     3,403,455
   2,000,000        US Bank NA, 1.170%, due
                       11/14/03                                                     2,000,230
   4,800,000        Wells Fargo Bank NA,
                       1.060%, due 11/24/03                                         4,800,000
   4,500,000        Wells Fargo Bank NA,
                       1.060%, due 01/26/04                                         4,500,000
   2,500,000        Wells Fargo Bank NA,
                       1.060%, due 02/06/04                                         2,500,000
   2,500,000        Wells Fargo Bank NA,
                       1.109%, due 10/01/04                                         2,500,000
                                                                            -----------------
                    Total Corporate Notes
                       (Cost $168,401,661)                                        168,401,661
                                                                            -----------------

COMMERCIAL PAPER: 20.0%
   3,500,000        Concord Minutemen
                      Capital Co., 1.080%, due
                      01/13/04                                                      3,489,080
   5,900,000        Concord Minutemen
                      Capital Co., 1.150%, due
                      10/07/04                                                      5,900,000
   3,700,000        Concord Minutemen
                      Capital Co., 1.150%, due
                      10/08/04                                                      3,700,000
   3,000,000        Concord Minutemen
                      Capital Co., 1.150%, due
                      10/15/04                                                      3,000,000
   3,200,000        Crown Point Capital Co.,
                      1.060%, due 10/03/03                                          3,199,812
   3,600,000        Crown Point Capital Co.,
                      1.060%, due 10/09/03                                          3,599,240
   1,500,000        Dexia Delaware LLC, 1.070%,
                      due 10/14/03                                                  1,499,420
   3,500,000        Edison Asset Securitization,
                      1.140%, due 11/17/03                                          3,494,791
   3,300,000   I    Goldman Sachs Group, Inc.,
                      1.130%, due 12/04/03                                          3,300,000
   3,300,000   I    Goldman Sachs Group, Inc.,
                      1.140%, due 12/12/03                                          3,300,000
   4,000,000   I    Goldman Sachs Group, Inc.,
                      1.400%, due 10/27/03                                          4,000,000

                 See Accompanying Notes to Financial Statements

Brokerage
Cash
Reserves(1)      PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                                        (Continued)

PRINCIPAL
AMOUNT                                                                            VALUE
---------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
$  7,400,000   I    M-MKT Trust Series A-1,
                       1.270%, due 10/08/04                                 $       7,400,000
   3,500,000        Old Line Funding Corp.,
                       1.050%, due 10/02/03                                         3,499,898
   3,300,000        Old Line Funding Corp.,
                       1.060%, due 10/06/03                                         3,299,514
   3,200,000        St. Germain Holdings Ltd.,
                       1.100%, due 11/21/03                                         3,195,013
   3,200,000        Thunder Bay Funding, Inc.,
                       1.080%, due 10/15/03                                         3,198,656
   6,200,000        Verizon Global Funding,
                       1.230%, due 10/14/04                                         6,200,000
                                                                            -----------------
                    Total Commercial Paper
                       (Cost $65,275,424)                                          65,275,424
                                                                            -----------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.2%
   3,300,000        Federal Home Loan Bank,
                       1.500%, due 09/03/04                                         3,300,000
   4,800,000        Federal Home Loan Bank,
                       5.375%, due 01/05/04                                         4,852,938
   2,200,000        Federal Home Loan Bank,
                       5.500%, due 02/25/04                                         2,236,068
     940,000        Federal Home Loan
                       Mortgage Corp.,
                       3.400%, due 02/20/04                                           947,280
   3,700,000        Federal National
                       Mortgage Association,
                       5.125%, due 02/13/04                                         3,751,958
   3,900,000        Federal National
                       Mortgage Association,
                       1.200%, due 08/23/04                                         3,900,000
   3,500,000        Federal National
                       Mortgage Association,
                       1.250%, due 07/07/04                                         3,500,000
   3,400,000        Federal National
                       Mortgage Association,
                       1.250%, due 08/27/04                                         3,400,000
   3,400,000        Federal National
                       Mortgage Association,
                       1.300%, due 08/30/04                                         3,400,000
   5,200,000        Federal National
                       Mortgage Association,
                       1.450%, due 09/14/04                                         5,200,000
   6,800,000        Freddie Mac,
                       3.250%, due 01/15/04                                         6,838,861
   1,700,000        Student Loan Marketing
                       Association,
                       1.023%, due 11/20/03                                         1,699,923
                                                                            -----------------
                    Total U.S. Government
                       Agency Obligations
                       (Cost $43,027,028)                                          43,027,028
                                                                            -----------------

CERTIFICATES OF DEPOSIT: 8.1%
   3,500,000   @@   Canadian Imperial Bank,
                       1.045%, due 12/15/03                                         3,500,037
   3,300,000        Credit Suisse First Boston,
                       1.045%, due 10/16/03                                         3,299,950
   4,700,000        State Street Bank & Trust,
                       1.220%, due 07/06/04                                         4,700,000
   3,700,000        Washington Mutual Bank,
                       1.100%, due 11/13/03                                         3,700,000
   3,600,000        Washington Mutual Bank,
                       1.106%, due 07/29/04                                         3,600,000
$  3,500,000        Washington Mutual Bank,
                       1.220%, due 11/25/03                                 $       3,500,000
   4,100,000        Washington Mutual Bank,
                       1.290%, due 10/17/03                                         4,100,000
                                                                            -----------------
                    Total Certificates Of Deposit
                       (Cost $26,399,987)                                          26,399,987
                                                                            -----------------

ASSET BACKED SECURITIES: 2.4%
   2,719,540        Chase Manhattan Auto Owner
                       Trust, 1.060%, due 08/16/04                                  2,719,540
   1,934,769        John Deere Owner Trust,
                       1.081%, due 08/13/04                                         1,934,769
   3,300,000        Putnam Structured Product
                       Funding, 1.140%, due
                       11/17/03                                                     3,300,000
                                                                            -----------------
                    Total Asset Backed Securities
                       (Cost $7,954,309)                                            7,954,309
                                                                            -----------------

REPURCHASE AGREEMENTS: 5.7%
  18,524,000   Goldman Sachs Repurchase
                  Agreement dated 09/30/03,
                  1.090%, due 10/01/03,
                  $18,524,561 to be received
                  upon repurchase
                  (Collateralized by various
                  U.S. Government Securities,
                  0.000%-5.750%, market
                  value $18,901,828, due
                  11/15/04-05/21/18)                                               18,524,000
                                                                            -----------------
               Total Repurchase
                  Agreement
                  (Cost $18,524,000)                                               18,524,000
                                                                            -----------------
               TOTAL INVESTMENTS IN
                  SECURITIES (COST
                  $329,582,409)*                              100.9%        $     329,582,409
               OTHER ASSETS AND
                  LIABILITIES--NET                             (0.9)               (2,831,089)
                                                              -----         -----------------
               NET ASSETS                                     100.0%        $     326,751,320
                                                              =====         =================

*   Also represents cost for income tax purposes.
@@  Foreign Issuer
PLC Public Limited Company
I   Illiquid Security
(1) All securities with a maturity date greater than one year have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Asset Backed Commercial Paper                        14.5%
Bank Holding Companies                                5.9
Federal and Federally Sponsored Credit Agencies      13.2
Foreign Bank, Branches and Agencies                  11.2
Management Services                                   1.9
National Commercial Banks                            17.3
Personal Credit Institutions                         12.6
Pharmaceutical Preparations                           2.2
Security Brokers And Dealers                         10.8
Short-term Business Credit                            0.4
Telephone Communications                              5.2
Repurchase Agreement                                  5.7
Other Assets and Liabilities-Net                     (0.9)
                                                    -----
NET ASSETS                                          100.0%
                                                    =====

                 See Accompanying Notes to Financial Statements

                  DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. A director who is not an interested person of the Fund, as defined in the 1940 Act, is an independent director ("Independent Director"). The Directors of the Fund are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                  TERM OF                                  NUMBER OF
                                                 OFFICE AND           PRINCIPAL          PORTFOLIOS IN           OTHER
                                  POSITION(S)    LENGTH OF          OCCUPATION(S)         FUND COMPLEX       DIRECTORSHIPS
       NAME, ADDRESS               HELD WITH       TIME              DURING THE            OVERSEEN             HELD BY
          AND AGE                 THE COMPANY    SERVED(1)         PAST FIVE YEARS        BY DIRECTOR          DIRECTOR
-----------------------------    ------------    ----------        ---------------       -------------       -------------
NON-INTERESTED DIRECTORS:

Albert E. DePrince, Jr.            Director      June          Director, Business and         54         None
7337 E. Doubletree Ranch Rd.                     1998 -        Economic Research
Scottsdale, Arizona 85258                        present       Center (1999 to
Born: 1941                                                     present) and Professor
                                                               of Economics and
                                                               Finance, Middle
                                                               Tennessee State
                                                               University (1991 to
                                                               present).

Maria T. Fighetti                  Director      April         Formerly, Associate            54         None
7337 E. Doubletree Ranch Rd.                     1994 -        Commissioner, Contract
Scottsdale, Arizona 85258                        present       Management --Health
Born: 1943                                                     Services for New York
                                                               City Department
                                                               of Mental Health,
                                                               Mental Retardation and
                                                               Alcohol Services
                                                               (1973 to 2002).

Sidney Koch                        Director      April         Financial Adviser and          54         None
7337 E. Doubletree Ranch Rd.                     1994 -        Self-Employed
Scottsdale, Arizona 85258                        present       (January 1993 to
Born: 1935                                                     present).

Corine T. Norgaard                 Director      June          Dean, Barney School of         54         Director/Trustee, Mass
7337 E. Doubletree Ranch Rd.                     1991 -        Business, University of                   Mutual Corporate
Scottsdale, Arizona 85258                        present       Hartford (August 1996                     Investors (April 1997 -
Born: 1937                                                     to present).                              Present)

Edward T. O'Dell                   Director      June          Formerly,                      54         None
7337 E. Doubletree Ranch Rd.                     2002 -        Partner/Chairman of
Scottsdale, Arizona 85258                        present       Financial Service Group,
Born: 1935                                                     Goodwin Procter LLP
                                                               (June 1966 to
                                                               September 2000);
                                                               Chairman, Committee I
                                                               --International
                                                               Bar Association
                                                               (1995 to 1999).

Joseph E. Obermeyer(2)             Director      January       President, Obermeyer &         54         None
7337 E. Doubletree Ranch Rd.                     2003 -        Associates, Inc.
Scottsdale, Arizona 85258                        present       (Novemeber 1999 to
Born: 1957                                                     present) and Senior
                                                               Manager, Arthur
                                                               Anderson LLP
                                                               (1995 to October 1999).

                                                  TERM OF                                  NUMBER OF
                                                 OFFICE AND           PRINCIPAL          PORTFOLIOS IN           OTHER
                                  POSITION(S)    LENGTH OF          OCCUPATION(S)         FUND COMPLEX       DIRECTORSHIPS
       NAME, ADDRESS               HELD WITH       TIME              DURING THE            OVERSEEN             HELD BY
          AND AGE                 THE COMPANY    SERVED(1)         PAST FIVE YEARS        BY DIRECTOR          DIRECTOR
-----------------------------    ------------    ----------        ---------------       -------------       -------------
DIRECTORS WHO ARE "INTERESTED
  PERSONS"

J. Scott Fox(3)                    Director      December      President and Chief            54         Mr. Fox is a Director of
Aeltus Investment                                1997 -        Executive Officer                         IPC Financial Network,
Management, Inc.                                 present       (April 2001 to present),                  Inc. (January 2001 to
10 State House Square                                          Managing Director and                     present).
Hartford, Connecticut                                          Chief Operating Officer
Born: 1955                                                     (April 1994 to
                                                               April 2001), Chief
                                                               Financial Officer
                                                               (April 1994 to
                                                               July 2001), Aeltus
                                                               Investment Management,
                                                               Inc.; Executive Vice
                                                               President (April 2001
                                                               to present), Director,
                                                               Chief Operating Officer
                                                               (February 1995 to
                                                               present), Chief
                                                               Financial Officer,
                                                               Managing Director
                                                               (February 1995 to
                                                               April 2001), Aeltus
                                                               Capital, Inc.; Senior
                                                               Vice President -
                                                               Operations, Aetna
                                                               Life Insurance and
                                                               Annuity Company,
                                                               March 1997 to
                                                               December 1997.

Thomas J. McInerney(4)             Director      March         Chief Executive Officer,       170        Director, Hemisphere,
7337 E. Doubletree Ranch Rd.                     2002 -        ING U.S. Financial                        Inc. (May 2003 -
Scottsdale, Arizona 85258                        present       Services (September 2001                  Present). Director,
Born: 1956                                                     to present); General                      Equitable Life Insurance
                                                               Manager and Chief                         Co., Golden American
                                                               Executive Officer, ING                    Life Insurance Co., Life
                                                               U.S. Worksite Financial                   Insurance Company of
                                                               Services (December 2000                   Georgia, Midwestern
                                                               to present); Member, ING                  United Life Insurance
                                                               Americas Executive                        Co., ReliaStar Life
                                                               Committee (2001 to                        Insurance Co., Security
                                                               present); President, Chief                Life of Denver, Security
                                                               Executive Officer and                     Connecticut Life
                                                               Director of Northern Life                 Insurance Co., Southland
                                                               Insurance Company (2001                   Life Insurance Co., USG
                                                               to present), ING Aeltus                   Annuity and Life
                                                               Holding Company, Inc.                     Company, and United Life
                                                               (2000 to present), ING                    and Annuity Insurance
                                                               Retail Holding Company                    Co., Inc. (March 2001 -
                                                               (1998 to present).                        Present); Trustee,
                                                               Formerly, ING Life                        Ameribest Life Insurance
                                                               Insurance and Annuity                     Co., (2001 - 2003);
                                                               Company (1997 to                          Trustee, First Columbine
                                                               November 2002), ING                       Life Insurance Co.,
                                                               Retirement Holdings, Inc.                 (2001 - 2002); Member of
                                                               (1997 to March 2003);                     the Board, National
                                                               General Manager and                       Commission on Retirement
                                                               Chief Executive Officer,                  Policy, Competitiveness
                                                               ING Worksite Division                     and Technology of
                                                               (December 2000 to                         Connecticut, Connecticut
                                                               October 2001), President,                 Business and Industry
                                                               ING-SCI, Inc. (August                     Association, Bushnell;
                                                               1997 to  December 2000);                  Connecticut Forum; Metro
                                                               President, Aetna                          Hartford Chamber of
                                                               Financial Services                        Commerce; and is
                                                               (August 1997 to                           Chairman, Concerned
                                                               December 2000); and has                   Citizens for Effective
                                                               held a variety of line                    Government.
                                                               and corporate staff
                                                               positions since 1978.

----------
(1) Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2) Mr. Obermeyer was elected to the Board on January 1, 2003.
(3) Mr. Fox is an "interested person," as defined under the 1940 Act, because of his relationship with ING Aeltus, an affiliate of ING Investments.
(4) Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING U.S. Financial Services and ING U.S. Worksite Financial Services, both affiliates of ING Investments.

                                                                                                    PRINCIPAL
                                                                 TERM OF OFFICE                   OCCUPATION(S)
        NAME, ADDRESS                  POSITION(S)               AND LENGTH OF                     DURING THE
           AND AGE                HELD WITH THE COMPANY          TIME SERVED(1)                  PAST FIVE YEARS
------------------------------    ---------------------        -----------------       ---------------------------------------
James M. Hennessy                 President, Chief             February 2002 -         President and Chief Executive
7337 E. Doubletree Ranch Rd.      Executive Officer and        present                 Officer of ING Capital Corporation,
Scottsdale, Arizona 85258         Chief Operating                                      LLC, ING Funds Services, LLC, ING
Born: 1949                        Officer                                              Advisors, Inc., ING Investments,
                                                                                       LLC, Lexington Funds Distributor,
                                                                                       Inc., Express America T.C. Inc. and
                                                                                       EAMC Liquidation Corp. (since
                                                                                       December 2001); Executive Vice
                                                                                       President and Chief Operating
                                                                                       Officer of ING Funds Distributor,
                                                                                       LLC (since June 2000).

Stanley D. Vyner                  Executive Vice               February 2002 -         Executive Vice President of ING
7337 E. Doubletree Ranch Rd.      President                    present                 Advisors, Inc. and ING Investments,
Scottsdale, Arizona 85258                                                              LLC (July 2000 to present) and
Born: 1950                                                                             Chief Investment Officer of the
                                                                                       International Portfolios, ING
                                                                                       Investments, LLC (July 1996
                                                                                       to present). Formerly, President
                                                                                       and Chief Executive Officer
                                                                                       of ING Investments, LLC (August
                                                                                       1996 to August 2000).

Michael J. Roland                 Executive Vice               April 2002 -            Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.      President and                present                 Financial Officer and Treasurer of
Scottsdale, Arizona 85258         Assistant Secretary                                  ING Funds Services, LLC, ING Funds
Born: 1958                                                                             Distributor, LLC, ING Advisors, Inc.,
                                  Principal Financial          February 2002 -         ING Investments, LLC
                                  Officer                      present                 (December 2001 to present),
                                                                                       Lexington Funds Distributor, Inc.,
                                                                                       Express America T.C. Inc. and
                                                                                       EAMC Liquidation Corp. (since
                                                                                       December 2001). Formerly,
                                                                                       Executive Vice President, Chief
                                                                                       Financial Officer and Treasurer of
                                                                                       ING Quantitative Management,
                                                                                       Inc. (December 2001 to
                                                                                       October 2002); and Senior Vice
                                                                                       President, ING Funds Services, LLC,
                                                                                       ING Investments, LLC, and ING
                                                                                       Funds Distributor, LLC (June 1998
                                                                                       to December 2001).

Robert S. Naka                    Senior Vice President        February 2002 -         Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.      and Assistant                present                 Secretary of ING Funds Services,
Scottsdale, Arizona 85258         Secretary                                            LLC, ING Funds Distributor, LLC,
Born: 1963                                                                             ING Advisors, Inc., ING Investments,
                                                                                       LLC (October 2001 to present)
                                                                                       and Lexington Funds Distributor, Inc.
                                                                                       (since December 2001). Formerly, Senior
                                                                                       Vice President and Assistant Secretary
                                                                                       for ING Quantitative Management, Inc.
                                                                                       (October 2001 to October 2002);
                                                                                       Vice President, ING Investments,
                                                                                       LLC (April 1997 to October 1999),
                                                                                       and ING Funds Services, LLC
                                                                                       (February 1997 to August 1999).

                                                                                                    PRINCIPAL
                                                                 TERM OF OFFICE                   OCCUPATION(S)
        NAME, ADDRESS                  POSITION(S)               AND LENGTH OF                     DURING THE
           AND AGE                HELD WITH THE COMPANY          TIME SERVED(1)                  PAST FIVE YEARS
------------------------------    ---------------------        -----------------       ------------------------------------
Kimberly A. Anderson              Vice President               February 2002 -         Vice President and Assistant
7337 E. Doubletree Ranch Rd.                                   present                 Secretary of ING Funds Services,
Scottsdale, Arizona 85258                                                              LLC, ING Funds Distributor, LLC,
Born: 1964                        Secretary                    February 2002 -         ING Advisors, Inc., ING
                                                               August 2003             Investments, LLC (since
                                                                                       October 2001) and Lexington
                                                                                       Funds Distributor, Inc. (since
                                                                                       December 2001). Formerly, Vice
                                                                                       President for ING Quantitative
                                                                                       Management, Inc. (October 2001
                                                                                       to October 2002); Assistant Vice
                                                                                       President of ING Funds Services,
                                                                                       LLC (November 1999 to
                                                                                       January 2001) and has held various
                                                                                       other positions with ING Funds
                                                                                       Services, LLC for more than the
                                                                                       last five years.

Robyn L. Ichilov                  Vice President and           February 2002 -         Vice President of ING Funds
7337 E. Doubletree Ranch Rd.      Treasurer                    present                 Services, LLC (October 2001to
Scottsdale, Arizona 85258                                                              present) and ING Investments, LLC
Born: 1967                                                                             (August 1997 to present);
                                                                                       Accounting Manager, ING
                                                                                       Investments, LLC (November 1995
                                                                                       to present).

J. David Greenwald                Vice President               September 2003 -        Vice President of Mutual Fund
7337 E. Doubletree Ranch Rd.                                   present                 Compliance of ING Funds Services,
Scottsdale, Arizona 85258                                                              LLC (May 2003 - Present). Formerly
Born: 1957                                                                             Assistant Treasurer and Director of
                                                                                       Mutual Fund Compliance and
                                                                                       Operations of American Skandia,
                                                                                       A Prudential Financial Company
                                                                                       (October 1996 - May 2003).

Lauren D. Bensinger               Vice President               March 2003 - present    Vice President and Chief
7337 E. Doubletree Ranch Rd.                                                           Compliance Officer, ING Funds
Scottsdale, Arizona 85258                                                              Distributor, LLC. (July 1995 -
Born: 1957                                                                             Present); Vice President
                                                                                       (February 1996 - Present)
                                                                                       and Chief Compliance Officer
                                                                                       (October 2001 - Present)
                                                                                       ING Investments, LLC; Vice
                                                                                       President and Chief Compliance
                                                                                       Officer, ING Advisors, Inc.
                                                                                       (July 2000 - Present), Vice
                                                                                       President and Chief Compliance
                                                                                       Officer, ING Quantitative
                                                                                       Management, Inc. (July 2000 -
                                                                                       September 2002), and Vice
                                                                                       President, ING Fund Services,
                                                                                       LLC (July 1995 - Present).

Theresa Kelety                    Secretary                    September 2003 -        Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                   present                 (April 2003 - Present). Formerly,
Scottsdale, Arizona 85258                                                              Senior Associate with Shearman &
Born: 1963                                                                             Sterling (February 2000 -
                                                                                       April 2003) and Associate with
                                                                                       Sutherland Asbill & Brennan
                                                                                       (1996 - February 2000).

Todd Modic                        Vice President               September 2003 -        Vice President of Financial
7337 E. Doubletree Ranch Rd.                                   present                 Reporting-Fund Accounting of ING
Scottsdale, Arizona 85258                                                              Funds Services, LLC
Born: 1967                        Assistant Vice               April 2002 -            (September 2002 to present).
                                  President                    August 2003             Director of Financial Reporting of
                                                                                       ING Investments, LLC ( March 2001
                                                                                       to September 2002). Formerly,
                                                                                       Director of Financial Reporting,
                                                                                       Axient Communications, Inc.
                                                                                       (May 2000 to January 2001) and
                                                                                       Director of Finance, Rural/Metro
                                                                                       Corporation (March 1995 to
                                                                                       May 2000).

                                                                                                    PRINCIPAL
                                                                 TERM OF OFFICE                   OCCUPATION(S)
        NAME, ADDRESS                  POSITION(S)               AND LENGTH OF                     DURING THE
           AND AGE                HELD WITH THE COMPANY          TIME SERVED(1)                  PAST FIVE YEARS
------------------------------    ---------------------        -----------------       ------------------------------------
Susan P. Kinens                   Assistant Vice               March 2003 - present    Assistant Vice President and
7337 E. Doubletree Ranch Rd.      President and                                        Assistant Secretary, ING Funds
Scottsdale, Arizona 85258         Assistant Secretary                                  Services, LLC (December 2002 -
Born: 1976                                                                             Present); and has held various
                                                                                       other positions with ING
                                                                                       Funds Services, LLC for more
                                                                                       than the last five years.

Maria M. Anderson                 Assistant Vice               April 2002 - present    Assistant Vice President of ING
7337 E. Doubletree Ranch Rd.      President                                            Funds Services, LLC (since
Scottsdale, Arizona 85258                                                              October 2001). Formerly, Manager
Born: 1958                                                                             of Fund Accounting and Fund
                                                                                       Compliance, ING Investments,
                                                                                       LLC (September 1999 to
                                                                                       November 2001); and Section
                                                                                       Manager of Fund Accounting,
                                                                                       Stein Roe Mutual Funds
                                                                                       (July 1998 to August 1999).

----------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-992-0180

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, MA 02109

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110-2371

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Funds Distributor, LLC at 1-800-992-0180. Please read the prospectus carefully before you invest or send money. The Form N-PX (Proxy Voting Record) will be available without charge, upon request, by calling 800-992-0180 on or about August 31, 2004; and on the fund's website at www.ingfunds.com; and on the SEC's website www.sec.gov.


                                                             AFBCRSAR0903-112803

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEMS 4-8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a)  Not applicable.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a)  Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT. The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.
              ---------------------



By   /s/ James M. Hennessy
    -----------------------------------------------------------------
         James M. Hennessy
         President and Chief Executive Officer

Date  December 9, 2003
    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.





By   /s/ James M. Hennessy
    -----------------------------------------------------------------
         James M. Hennessy
         President and Chief Executive Officer

Date  December 9, 2003
    -----------------------------------------------------------------




By   /s/ Michael J. Roland
    -----------------------------------------------------------------
         Michael J. Roland
         Executive Vice President and Chief Financial Officer


Date  December 9, 2003
    -----------------------------------------------------------------